                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                   SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                     [LOGO]

                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
                            10260 CAMPUS POINT DRIVE
                          SAN DIEGO, CALIFORNIA 92121

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 14, 1995

                            ------------------------

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Science Applications International Corporation, a Delaware corporation (the "Company"), will be held in the Grand Ballroom of the Ritz-Carlton Hotel, 1700 Tysons Boulevard, McLean, Virginia, on Friday, July 14, 1995, at 10:00 A.M. (local time), for the following purposes:

    1.  To elect eight Class II Directors, each for a term of three years.

    2.  To approve the 1995 Stock Option Plan.

    3.  To approve the 1995 Employee Stock Purchase Plan.

    4. To approve the appointment of Price Waterhouse LLP as the Company's independent accountants for the Company's fiscal year ending January 31, 1996.

    5. To transact such other business as may properly come before the meeting or any adjournments, postponements or continuations thereof.

    Only stockholders of record at the close of business on May 19, 1995, are entitled to notice of and to vote at the Annual Meeting and at any and all adjournments, postponements or continuations thereof. A list of stockholders entitled to vote at the meeting will be available for inspection at the offices of the Corporate Secretary of the Company at 10010 Campus Point Drive, San Diego, California, and at 1710 Goodridge Drive, McLean, Virginia, for at least 10 days prior to the meeting and will also be available for inspection at the meeting.

                                          By Order of the Board of Directors

                                          [Sig]

                                          J. DENNIS HEIPT
                                          Corporate Secretary

San Diego, California
June 14, 1995

                             YOUR VOTE IS IMPORTANT
     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY MAIL YOUR PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. RETURNING A SIGNED PROXY WILL NOT PREVENT YOU FROM ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON, IF YOU SO DESIRE, BUT WILL HELP THE COMPANY SECURE A QUORUM AND REDUCE THE EXPENSE OF ADDITIONAL PROXY SOLICITATIONS.

                                     [LOGO]

                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
                            10260 CAMPUS POINT DRIVE
                          SAN DIEGO, CALIFORNIA 92121

                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 14, 1995

                            ------------------------

                                PROXY STATEMENT
                               ------------------

    This Proxy Statement is being furnished to the stockholders of Science Applications International Corporation, a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held in the Grand Ballroom of the Ritz-Carlton Hotel, 1700 Tysons Boulevard, McLean, Virginia, on Friday, July 14, 1995, at 10:00 A.M. (local time), and at any and all adjournments, postponements or continuations thereof. At the Annual Meeting, the stockholders of the Company are being asked to consider and vote upon: (i) the election of eight Class II Directors, each for a term of three years, (ii) the approval of the 1995 Stock Option Plan,
(iii) the approval of the 1995 Employee Stock Purchase Plan, and (iv) the approval of the appointment of Price Waterhouse LLP as the Company's independent accountants for its fiscal year ending January 31, 1996.

    This Proxy Statement and the enclosed form of proxy are first being mailed to the stockholders of the Company on or about June 14, 1995.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

    Only stockholders of record of the Company's Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), and/or Class B Common Stock, par value $.05 per share (the "Class B Common Stock"), as of the close of business on May 19, 1995 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, the Company had 46,082,607 shares of Class A Common Stock and 340,900 shares of Class B Common Stock outstanding. The Company has no other class of capital stock outstanding.

    The Class A Common Stock and the Class B Common Stock are collectively referred to herein as the "Common Stock." The presence, either in person or by proxy, of the holders of a majority of the total voting power of the shares of Common Stock outstanding on the Record Date is necessary to constitute a quorum and to conduct business at the Annual Meeting. Although abstentions may be specified on all proposals (other than on the election of directors), abstentions will only be counted as present for purposes of determining the presence of a quorum but will not be voted.

    Each holder of Class A Common Stock will be entitled to one vote per share, and each holder of Class B Common Stock will be entitled to five votes per share, in person or by proxy, for each share of Common Stock held in such stockholder's name as of the Record Date on any matter submitted to a vote of stockholders at the Annual Meeting, except that in the election of Directors all shares are entitled to be voted cumulatively. Accordingly, in voting for
Directors: (i) each share of Class A Common Stock is entitled to as many votes as there are Directors to be elected, (ii) each share of Class B Common Stock is entitled to five times as many votes as there are Directors to be elected and (iii) each stockholder may cast all of such votes for a single nominee or distribute them among any two or more nominees as such stockholder chooses. Unless otherwise directed, shares represented by properly executed proxies will be voted at the discretion of the proxy holders so as to elect the maximum number of the Board of Directors' nominees that may be elected by cumulative voting.

    On the Record Date, State Street Bank & Trust Company, as Trustee of the Employee Stock Ownership Plan ("ESOP"), Cash or Deferred Arrangement ("CODA") and Profit Sharing Retirement Plan ("Profit Sharing Plan") of the Company, the Retirement Savings Plan ("Syntonic Retirement Plan") of Syntonic Technology, Inc., a wholly-owned subsidiary of the Company (collectively, the "Retirement Plans"), and the Company's Stock Compensation Plan and Management Stock Compensation Plan (collectively, the "Stock Compensation Plans") held 21,997,082 shares of Class A Common Stock and 32,707 shares of Class B Common Stock. Each participant in the Retirement Plans has the right to instruct the Trustee on a confidential basis how to vote his or her proportionate interests in all allocated shares of Common Stock held in the Retirement Plans. The Trustee will vote all allocated shares held in the Retirement Plans as to which no voting instructions are received (except for shares held in the Tax Credit Employee Stock Ownership Plan ("TRASOP") fund accounts of participants in the ESOP), together with all unallocated shares held in the Retirement Plans, in the same proportion, on a plan by plan basis, as the allocated shares for which voting instructions have been received. Shares held in the TRASOP fund accounts as to which no voting instructions from participants are received will not be voted by the Trustee. The Trustee's duties with respect to voting the Common Stock in the Retirement Plans are governed by the fiduciary provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). These fiduciary provisions of ERISA may require, in certain limited circumstances, that the Trustee override the votes of participants with respect to the Common Stock held by the Trustee and to determine, in the Trustee's best judgment, how to vote the shares. The Trustee has the power to vote the shares of Common Stock held by the Trustee in the Stock Compensation Plans. The Trustee will vote all such shares of Common Stock in the same proportion that the other stockholders of the Company vote their shares of Class A Common Stock.

    Shares of Common Stock represented by properly executed proxies received in time for voting at the Annual Meeting will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions, the shares represented by properly executed proxies will be voted: (i) FOR the election of each nominee of the Board of Directors as a Class II Director, (ii) FOR the approval of the 1995 Stock Option Plan, (iii) FOR the approval of the 1995 Employee Stock Purchase Plan, and (iv) FOR the approval of Price Waterhouse LLP as the Company's independent accountants for its fiscal year ending January 31, 1996. No business other than that set forth in the accompanying Notice of Annual Meeting is expected to come before the Annual Meeting; however, should any other matter requiring a vote of stockholders properly come before the Annual Meeting, it is the intention of the proxy holders to vote such shares in accordance with their best judgment on such matter. For information with respect to advance notice requirements applicable to stockholders who wish to propose any matter for consideration at an Annual Meeting, see "Stockholder Proposals for the 1996 Annual Meeting."

    Execution of the enclosed proxy will not prevent a stockholder from attending the Annual Meeting and voting in person. Any proxy may be revoked at any time prior to the exercise thereof by delivering in a timely manner a written revocation or a new proxy bearing a later date to the Corporate Secretary of the Company, 10260 Campus Point Drive, San Diego, California 92121, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, however, in and of itself constitute a revocation of a proxy.

    The cost of soliciting proxies will be borne by the Company, including the charges and expenses of persons holding shares in their name as nominee for forwarding proxy materials to the beneficial owners of such shares. In addition to the use of the mails, proxies may be solicited by officers, Directors and employees of the Company in person, by telephone or by telegram. Such individuals will not be additionally compensated but may be reimbursed for reasonable out-of-pocket expenses incurred in connection with such solicitation.

                             ELECTION OF DIRECTORS

    The Company's Certificate of Incorporation provides for a "classified" Board of Directors consisting of three classes which shall be as equal in number as possible. The number of authorized Directors is currently fixed at 22 Directors of which 8 are Class II Directors and the remaining are evenly divided between Class I and Class III Directors.

    At the Annual Meeting, eight Class II Directors are to be elected to serve three-year terms ending in 1997 or until their successors are elected and qualified or their earlier death, resignation or removal. Currently, A.L. Alm, B.R. Inman, M.R. Laird, W.M. Layson, E.A. Straker, M.E. Trout, J.H. Warner, Jr. and J.B. Wiesler serve as Class II Directors. M.R. Laird will be retiring from the Board of Directors and will not be standing for reelection. A.T. Young has been nominated by the Board of Directors to fill this vacancy on the Board of Directors. The eight nominees who receive the most votes will be elected as Class II Directors. It is intended that, unless otherwise indicated, the persons named in the enclosed form of proxy will vote FOR the election of Directors so as to elect the maximum number of the Board of Directors' nominees that may be elected by cumulative voting. To the best knowledge of the Board of Directors, all of the nominees are, and will be, able to serve. In the event that any of the eight nominees listed below should become unavailable to stand for election at the Annual Meeting, the proxy holders intend to vote for such other person, if any, as may be designated by the Board of Directors, in the place and stead of any nominee unable to serve. Alternatively, the Board of Directors may elect, pursuant to Section 3.02 of the Company's Bylaws, to fix the authorized number of Directors at a lower number so as to give the Nominating Committee of the Board of Directors additional time to evaluate candidates.

    Set forth below is a brief biography of each nominee for election as a Class II Director and of all other members of the Board of Directors who will continue in office:

                  NOMINEES FOR ELECTION AS CLASS II DIRECTORS
                                TERM ENDING 1998

    A.L. Alm, age 58                                     Director since 1989
    Sector Vice President and Director

    Mr. Alm joined the Company in 1989 as a Director and Senior Vice President and was elected as a Sector Vice President in April 1993. Prior to joining the Company and since 1987, Mr. Alm was the Chief Executive Officer and President of Alliance Technologies Corporation, an environmental consulting and engineering firm. Prior thereto and since 1985, Mr. Alm served as Chairman of the Board and Chief Executive Officer of Thermo Analytical Corporation, a company in the environmental laboratory business. Prior thereto and since 1983, Mr. Alm was Deputy Administrator of the Environmental Protection Agency.

    B.R. Inman, age 64                                   Director since 1982
    Director

    Admiral Inman, USN (Ret.) joined the Company in April 1990 as a part-time employee and, in that capacity, advises the Company on a wide variety of strategic planning issues. Admiral Inman was the Chairman of the Board, President and Chief Executive Officer of Westmark Systems, Inc., an electronics industry holding company, from 1986 through 1989. From 1983 to 1986, Admiral Inman served as Chairman, President and Chief Executive Officer of Microelectronics and Computer Technology Corporation. Admiral Inman retired from the United States Navy in 1982. During his career as a United States Naval Officer, Admiral Inman served in a number of high-level positions in the U.S. Government, including Director of the National Security Agency from 1977 to 1981. For the last year and one-half of his active naval service, he served as Deputy Director of Central Intelligence. Admiral Inman is also a member of the Board of Directors of Fluor Corporation, Southwestern Bell Corporation, Temple-Inland, Inc. and Xerox Corporation.

    W.M. Layson, age 60                                  Director since 1970
    Senior Vice President and Director

    Dr. Layson joined the Company in 1970 as a Director and Vice President. He was elected as a Senior Vice President in 1975.

    E.A. Straker, age 57                                 Director since 1992
    Executive Vice President and Director

    Dr. Straker joined the Company in 1971 and has served in various capacities since that time. He was elected as an Executive Vice President in 1994.

    M.E. Trout, age 64                           Director since January 1995
    Director

    Dr. Trout was associated with American Healthcare Systems, Inc. from 1986 until his retirement in 1995. Prior to his retirement, Dr. Trout served as Chairman, President and Chief Executive Officer and is currently serving as Chairman Emeritus of American Healthcare Systems, Inc. He is also a member of the Board of Directors of Baxter International, Gensia, Inc., West Co. and the UCSD Foundation.

    J.H. Warner, Jr., age 54                             Director since 1988
    Executive Vice President and Director

    Dr. Warner joined the Company in 1973 and has served in various capacities since that time. He was elected as an Executive Vice President in 1989.

    J.B. Wiesler, age 67                                 Director since 1989
    Director

    Mr. Wiesler was associated with the Bank of America National Trust and Savings Association from 1949 until his retirement in 1987. For more than five years prior to his retirement, Mr. Wiesler served in a number of executive capacities, including Vice Chairman, Head of Retail Banking and Executive Vice President, Head of North American Division. Mr. Wiesler is also a member of the Board of Directors of Wahlco Environmental Systems, Inc.

    A.T. Young, age 57                                  Nominee for Director

    Mr. Young has served as an Executive Vice President of Lockheed Martin Corp. since March 1995. Prior to its merger with Lockheed Corporation, Mr. Young served as the President and Chief Operating Officer of Martin Marietta Corp. from 1990 to March 1995. Mr. Young is also on the Board of Directors of Cooper Industries, the Dial Corporation, the B.F. Goodrich Company and Potomac Electric Power Company.

                              CLASS III DIRECTORS
                                TERM ENDING 1996

    S.J. Dalich, age 51                                  Director since 1990
    Executive Vice President and Director

    Dr. Dalich joined the Company in 1972 and has served in various capacities since that time. He was elected as an Executive Vice President in April 1992.

    C.K. Davis, age 63                                   Director since 1993
    Director

    Dr. Davis has been an International Health Care Consultant to Ernst & Young since 1985. From 1981 to 1985, Dr. Davis served as the Administrator of the Health Care Financing Agency. Dr. Davis is a member of the Board of Directors of Beckman Instruments, Merck & Co., Inc., Pharmaceutical Marketing Services, Inc. and The Prudential Insurance Company of America, Inc.

    E.A. Frieman, age 69                                 Director since 1987
    Director

    Dr.   Frieman  has  served  as  the   Director  of  Scripps  Institution  of
Oceanography and Vice Chancellor of Marine Sciences for the University of California, San Diego since 1986. Prior thereto and since 1981, Dr. Frieman was an Executive Vice President and Group Manager of the Company. Dr. Frieman is also a member of the Board of Directors of The Charles Stark Draper Laboratory, Inc.

    D.M. Kerr, age 56                                    Director since 1993
    Corporate Executive Vice President and Director

    Dr. Kerr joined the Company in January 1993 and has served in various capacities since that time. He was elected as a Corporate Executive Vice President in January 1994. From 1989 through 1992, Dr. Kerr was the President and a member of the Board of Directors of EG&G, Inc., a NYSE-listed company providing diversified technical services and products to the U.S. Government and commercial markets. From 1985 through 1989, Dr. Kerr held various executive positions with EG&G, Inc.

    L.A. Kull, age 57                                 Director since 1970(1)
    President, Chief Operating Officer and Director

    Dr. Kull joined the Company in 1970 and has served in various capacities since that time. He was elected Chief Operating Officer in 1983 and President of the Company in 1988.

    J.W. McRary, age 55                               Director since 1972(2)
    Director

    Since July 1994, Dr. McRary has served as the President and Chief Executive Officer of Microelectronics and Computer Technology Corporation, a corporation involved in research and development of advanced computer architecture, software technology, component packaging and computer-aided design and manufacturing. Dr. McRary was an employee of the Company from 1971 to 1994 and served in various capacities, including serving as an Executive Vice President from 1979 to July 1994.

    M.R. Thurman, age 64                                 Director since 1993
    Director

    General Thurman, USA (Ret.) retired from the United States Army in 1991 after having served for 37 years. During his career, General Thurman served as the Vice Chief of Staff of the United States Army and as the Commander-in-Chief of the United States Southern Command. General Thurman is a member of the Board of Directors of Burdeshaw Associates, Ltd. and Military Professional Resources, Inc., and is also a member of the Board of Visitors of North Carolina State University.

                               CLASS I DIRECTORS
                                TERM ENDING 1997

    J.R. Beyster, age 70                                 Director since 1969
    Chairman of the Board and Chief Executive Officer

    Dr. Beyster founded the Company in 1969 and has served as Chairman of the Board and Chief Executive Officer since that time. Dr. Beyster also served as President of the Company until 1988.

    V.N. Cook, age 60                                    Director since 1990
    Director

    Mr. Cook joined the Company in July 1991 and served as a Vice Chairman of the Board from 1992 to 1994. Mr. Cook was associated with IBM for 26 years until his retirement in 1989. Mr. Cook held several

- ------------------------
(1)   Dr. Kull did not serve as a Director in 1974 and 1975.

(2)   Dr. McRary did not serve as a Director in 1973.

executive positions at IBM, including Vice President of IBM's Asia Pacific Corporation and President of IBM Federal System Division. He is also the Chairman of Visions International, Inc., an industry consulting firm.

    W.H. Demisch, age 50                                 Director since 1990
    Director

    Mr. Demisch is a Managing Director of BT Securities Corp., a position he has held since August 1993. From 1988 to 1993, he was Managing Director of UBS Securities, Inc.

    J.E. Glancy, age 49                                  Director since 1994
    Corporate Executive Vice President and Director

    Dr. Glancy joined the Company in 1976 and has served in various capacities since that time. He was elected as a Corporate Executive Vice President in January 1994.

    D.A. Hicks, age 70                                Director since 1984(1)
    Chairman of the Board of Hicks & Associates, Inc. and Director

    Dr. Hicks has served as Chairman of the Board of Hicks & Associates, Inc. ("HAI"), a government and industry consulting company, since 1986. In July 1991, the Company acquired HAI and HAI has been a wholly-owned subsidiary of the Company since that time. Dr. Hicks was the Under Secretary of Defense for Research and Engineering from 1985 to 1986. Prior thereto, he was a Senior Vice President of Northrop Corporation, an aerospace company, with which he was associated from 1961 through 1985. Dr. Hicks is also a member of the Board of Directors of Pilkington Aerospace, Inc.

    C.B. Malone, age 59                                  Director since 1993
    Director

    Ms. Malone has served as the President of Financial & Management Consulting, Inc., a consulting company, since 1982. Ms. Malone is also a member of the Board of Directors of Dell Computer Corporation, Hannaford Bros. Co., Hasbro, Inc., Houghton Mifflin Company, The Limited Inc., Lafarge Corporation, Mallinckrodt Group and Union Pacific Corporation.

    J.A. Welch, age 64                                   Director since 1984
    Director

    Dr. Welch became an employee of the Company in July 1990 and is involved in a number of scientific endeavors and strategic planning issues. Dr. Welch also serves as President of Jasper Welch Associates, a consulting firm which he founded in 1983. Prior thereto, Dr. Welch was a Major General in the United States Air Force, from which he retired in 1983 after serving for 31 years. Dr. Welch is also a member of the Board of Directors of Millitech Corp.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

    During the year ended January 31, 1995 ("Fiscal 1995"), the Board of Directors held four meetings. Average attendance at such meetings of the Board of Directors was 96%. During Fiscal 1995, all Directors attended at least 75% of the aggregate of the meetings of the Board of Directors and committees of the Board of Directors on which they served, with the exception of E.A. Frieman, J.E. Glancy and M.R. Thurman, who each attended 73% of the aggregate of the meetings of the Board of Directors and committees of the Board of Directors on which they served.

    The Board of Directors has various standing committees, including an Audit Committee, a Compensation Committee, an Executive Committee, a Nominating Committee and an Operating Committee.

- ------------------------
(1)   Dr.  Hicks did  not serve  as a Director  from July  1985 through December
      1986.

AUDIT COMMITTEE

    The Audit Committee is primarily concerned with the Company's financial condition and its responsibilities include: (i) reviewing and evaluating the work and performance of the Company's independent accountants and making recommendations to the Board of Directors regarding the selection of such independent accountants; (ii) conferring with the Company's independent accountants and its financial and accounting officers to evaluate the Company's internal accounting methods and procedures and the recommended changes therein;
(iii) reviewing the Company's financial projections and plans and the arrangements for the Company's financing and credit; (iv) reviewing the status of litigation to which the Company is a party; (v) reviewing circumstances which may have a major impact on the Company's future profitability and (vi) overseeing the activities of the Company's Employee Ethics and Risk Committees. The Audit Committee held four meetings during Fiscal 1995. The current members of the Audit Committee are J.B. Wiesler (Chairman), J.R. Beyster (ex-officio), S.J. Dalich (ex-officio), D.A. Hicks, D.M. Kerr (ex-officio), L.A. Kull (ex-officio) and C.B. Malone.

COMPENSATION COMMITTEE

    The Compensation Committee is responsible for approving the salaries of the Chief Executive Officer and the four other most highly compensated executive officers of the Company and recommending to the Bonus Compensation Committee of the Board of Directors the amount of awards to be made to the Chief Executive Officer and the four other most highly compensated executive officers under the Company's Bonus Compensation Plan. The Compensation Committee is also responsible for issuing reports required by the Securities and Exchange Commission regarding the Company's compensation policies applicable to the Chief Executive Officer and the four other most highly compensated executive officers. The Compensation Committee held one meeting during Fiscal 1995. The Compensation Committee consists of all Directors who are not also employees of the Company. The current members of the Compensation Committee are E.A. Frieman (Chairman), C.K. Davis, W.H. Demisch, M.R. Laird, C.B. Malone, J.W. McRary, M.R. Thurman, M.E. Trout and J.B. Wiesler.

EXECUTIVE COMMITTEE

    The Executive Committee's charter provides that it shall have and may exercise, to the extent permitted by Delaware law, all powers and authorities of the Board of Directors with respect to the following: (i) taking action on behalf of the Board of Directors during intervals between regularly scheduled meetings of the Board of Directors if it is impractical to delay action on a matter until the next regularly scheduled meeting of the Board of Directors and
(ii) overseeing and assisting in the formulation and implementation of human resource management, scientific research policies and financial matters. The Executive Committee held eight meetings during Fiscal 1995. The current members of the Executive Committee are B.R. Inman (Chairman), J.R. Beyster, E.A. Frieman, J.E. Glancy, D.M. Kerr and L.A. Kull. All other Directors are ex-officio members of the Executive Committee.

NOMINATING COMMITTEE

    The Nominating Committee's responsibilities include: (i) establishing a procedure for identifying nominees for election as Directors to the Board of Directors; (ii) reviewing and recommending to the Board of Directors criteria for membership on the Board and (iii) proposing nominees to fill vacancies on the Board of Directors as they occur. The Nominating Committee held three meetings during Fiscal 1995. The current members of the Nominating Committee are J.R. Beyster (Chairman), D.A. Hicks, B.R. Inman, M.R. Laird, J.W. McRary and J.A. Welch.

    Any stockholder may nominate a person for election as a Director of the Company by complying with the procedure set forth in the Company's Bylaws. Pursuant to Section 3.03 of the Company's Bylaws, in order for a stockholder to nominate a person for election as a Director, such stockholder must give timely notice to the Corporate Secretary of the Company prior to the meeting at which Directors are to be elected. To be timely, notice must be received by the Corporate Secretary not less than 50 days nor more than 75 days prior to the meeting (or if fewer than 65 days' notice or prior public disclosure of the meeting date is given or made to stockholders, not later than the 15th day following the day on which the notice of the date of the meeting was mailed or such public disclosure was made). Such notice must contain certain information about the nominee, including his or her age, business and residence addresses and principal occupation during the past five years, the class and number of shares of Common Stock beneficially owned by such nominee and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee. The notice must also contain certain information about the stockholder proposing to nominate that person. Pursuant to
Section 3.03 of the Company's Bylaws, the Company may also require any proposed nominee to furnish other information reasonably required by the Company to determine the proposed nominee's eligibility to serve as a Director.

OPERATING COMMITTEE

    The Operating Committee has the authority to (i) approve offers by the Company to sell shares of Class A Common Stock; (ii) authorize the establishment of various relationships with banking institutions, including depositing funds and obtaining loans; (iii) approve contracts to be entered into by the Company for the purchase or lease of goods, services and facilities; (iv) approve the amendment of the Company's employee benefit plans, the Company's contributions to any such plan and the participation by the Company's subsidiaries in any such plan; (v) authorize the filing of registration statements, reports and other documents with the Securities and Exchange Commission and state securities commissions; (vi) call the annual meeting of stockholders, fix the purposes, place, time and record date for such meeting and approve the proxy materials to be used in connection therewith; (vii) grant special powers of attorney on behalf of the Company; (viii) review preliminary agendas for meetings of the Board of Directors; (ix) adopt supplemental resolutions which modify or amend resolutions theretofore adopted by the Board of Directors which, in the opinion of the Company's counsel, do not materially change the purpose and intent of the underlying resolutions and (x) authorize the merger between the Company and one or more of its subsidiaries. The Operating Committee held eight meetings during Fiscal 1995. The current members of the Operating Committee are L.A. Kull (Chairman), J.R. Beyster, S.J. Dalich, J.E. Glancy, D.M. Kerr and J.H. Warner, Jr.

DIRECTORS' COMPENSATION

    Except as otherwise described below, during Fiscal 1995, all Directors, other than those who are employees of the Company, were paid an annual retainer of $15,000 and received $1,000 for each day on which they attended meetings of the Board of Directors or of the committees on which they served; provided, however, if a committee meeting was held on the same day as a Board of Directors or other committee meeting, the fee for the each additional meeting was $500. Directors are also reimbursed for expenses incurred by them while attending meetings or otherwise performing services for the Company. Directors are also entitled to receive certain other incidental benefits which in the aggregate do not exceed $1,200 per Director annually. Directors are eligible to receive bonuses under the Company's Bonus Compensation Plan, pursuant to which, for services rendered during Fiscal 1995, M.E. Trout and J.B. Wiesler each received $25,000 in cash, M.R. Laird received $15,000 in cash and C.K. Davis, W.H. Demisch, C.B. Malone and M.R. Thurman each received 954 restricted shares of Class A Common Stock which had a market value (as reflected by the formula price for Class A Common Stock determined by the Company's Board of Directors (the "Formula Price")) on the date of grant of $14,997. Directors are also eligible to receive stock options under the Company's 1992 Stock Option Plan, pursuant to which, for services rendered during Fiscal 1995, C.K. Davis, W.H. Demisch, E.A. Frieman, C.B. Malone and M.R. Thurman each received stock options to acquire 5,000 shares of Class A Common Stock at $15.72 per share, which was the market value of the Class A Common Stock (as reflected by the Formula Price) on the date of grant. All such options become exercisable one year after the date of grant and vest as to 20%, 20%, 20% and 40% on the first, second, third and fourth year anniversaries of the date of grant, respectively.

    The Company has also entered into agreements with certain Directors whereby such Directors perform consulting and other services for the Company. In Fiscal 1995, C.K. Davis received $7,800 for consulting services under a consulting arrangement which provides for remuneration of $150 per hour. The amount payable to Dr. Davis was in addition to the annual retainer and meeting fees. In Fiscal 1995, E.A. Frieman received $60,000 for consulting services and services as a Director under a consulting arrangement which provides for remuneration of $5,000 per month. The amount payable to Dr. Frieman under such consulting arrangement was in lieu of the annual retainer and meeting fees. In Fiscal 1995, B.J. Shillito, a Director of the Company until July 1994, received $25,268 for consulting services and services as a Director under a consulting arrangement which provides for remuneration of $2,917 per month, the reimbursement of certain agreed upon expenses for participation in special projects and the use of a company car. The amount payable to Mr. Shillito under such consulting arrangement was in lieu of the annual retainer and meeting fees. In Fiscal 1995, M.E. Trout, a Director of the Company since January 14, 1995, received $2,083 for consulting services and services as a Director under a consulting arrangement which provides for remuneration of $4,167 per month. The amount payable to Dr. Trout was in lieu of the annual retainer and meeting fees. In Fiscal 1995, W.E. Zisch, a Director of the Company until July 1994, received $12,012 under a consulting arrangement which provides for remuneration of $1,500 per month plus the use of a company car. The amount payable to Mr. Zisch under such consulting arrangement was in addition to the annual retainer and meeting fees.

    See "Compensation Committee Interlocks and Insider Participation" and "Certain Relationships and Related Transactions" for information with respect to transactions between the Company and certain entities in which certain Directors of the Company may be deemed to have an interest.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

    The following table (the "Summary Compensation Table") sets forth information regarding the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended January 31, 1995, 1994 and 1993, of those persons who were, at January 31, 1995 (i) the chief executive officer and (ii) the other four most highly compensated executive officers of the Company (collectively, the "Named Executive Officers"). The Summary Compensation Table sets forth the annual and long-term compensation earned by the Named Executive Officers for the relevant fiscal year whether or not paid in such fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM
                                                                                COMPENSATION AWARDS
                                                      ANNUAL COMPENSATION      ----------------------
                                          FISCAL   -------------------------   RESTRICTED    OPTIONS       ALL OTHER
      NAME AND PRINCIPAL POSITION          YEAR      SALARY         BONUS       STOCK(1)     (SHARES)   COMPENSATION(2)
- ----------------------------------------  ------   -----------   -----------   -----------   --------   ---------------
J.R. Beyster                               1995    $356,731      $225,000       $     0            0        $14,684
 Chairman of the Board and                 1994    $323,409      $180,000       $     0            0        $24,821
 Chief Executive Officer                   1993    $305,772      $200,000       $     0            0        $24,569
L.A. Kull                                  1995    $294,423      $200,000       $     0            0        $18,531
 President and Chief Operating Officer     1994    $285,801      $165,000       $     0            0        $24,821
                                           1993    $268,504      $195,000       $     0       10,000        $24,569
D.M. Kerr                                  1995    $304,423      $180,000       $20,138(3)    10,015        $18,530
 Corporate Executive Vice President        1994    $296,030      $179,999(4)    $     0       10,000        $85,068(5)
                                           1993    $ 15,385(6)   $      0       $24,997(7)    20,000        $     0
E.A. Straker                               1995    $220,231      $169,997(8)    $     0        8,000        $18,541
 Executive Vice President                  1994    $207,898      $150,004(9)    $     0        5,000        $21,665
                                           1993    $196,780      $140,000       $19,997(10)    5,000        $20,839
J.H. Warner, Jr.                           1995    $234,423      $139,998(11)   $ 9,998(12)    2,000        $18,525
 Executive Vice President                  1994    $229,239      $124,995(13)   $     0        2,000        $24,091
                                           1993    $225,664      $120,000       $40,005(14)    3,000        $23,485

- ------------------------------
(1) The amount reported represents the market value on the date of grant (calculated by multiplying the Formula Price of the Company's Class A Common Stock on the date of grant by the number of shares awarded), without giving effect to the diminution in value attributable to the restrictions on such stock. As of January 31, 1995, the aggregate restricted stock holdings for the Named Executive Officers and for all other employees were as follows: J.R. Beyster -- none; L.A. Kull -- none; D.M. Kerr -- 1,278 shares, with a market value as of such date of $20,090; E.A. Straker -- 4,446 shares, with a market value as of such date of $69,891; J.H. Warner, Jr. -- 6,611 shares, with a market value as of such date of $103,925; and all other employees -- 595,377 shares, with a market value as of such date of $9,359,326. Dividends are payable on such restricted stock if and when declared. However, the Company has never declared or paid a cash dividend on its capital stock and no cash dividends on its capital stock are contemplated in the foreseeable future.

(2) Amounts of All Other Compensation are amounts contributed or accrued by the Company for the Named Executive Officers under the Company's Profit Sharing
     Plan, ESOP and CODA.
(3)  Represents 1,282 shares of Class A Common Stock which vest as to 20%,  20%,
     20% and 40% on the first, second, third and fourth year anniversaries of the date of grant, respectively.
(4) Includes the award of 1,057 shares of Class A Common Stock which had a market value on the date of grant (calculated by multiplying the Formula
     Price of the Class A Common Stock on the date of grant by the number of shares awarded) of $14,999.
(5)  Also includes $70,771 for the reimbursement of relocation expenses.
(6) D.M. Kerr joined the Company in January 1993. Such salary amount represents the salary paid to D.M. Kerr for services rendered during such partial fiscal year.
(7)  Represents 2,113 shares of Class A Common Stock which vest as to 20%,  20%,
     20% and 40% on the first, second, third and fourth year anniversaries of the date of grant, respectively.
(8) Includes the award of 954 shares of Class A Common Stock which had a market value on the date of grant (calculated by multiplying the Formula Price of the Class A Common Stock on the date of grant by the number of shares awarded) of $14,997.
(9) Includes the award of 705 shares of Class A Common Stock which had a market value on the date of grant (calculated by multiplying the Formula Price of the Class A Common Stock on the date of grant by the number of shares awarded) of $10,004.
(10) Represents 1,665 shares of Class A Common Stock which vest as to 20%,  20%,
     20% and 40% on the first, second, third and fourth year anniversaries of the date of grant, respectively.
(11) Includes the award of 636 shares of Class A Common Stock which had a market value on the date of grant (calculated by multiplying the Formula Price of the Class A Common Stock on the date of grant by the number of shares awarded) of $9,998.
(12) Represents 636 shares of Class  A Common Stock which  vest as to 20%,  20%,
     20% and 40% on the first, second, third and fourth year anniversaries of the date of grant, respectively.
(13) Includes the award of 352 shares of Class A Common Stock which had a market value on the date of grant (calculated by multiplying the Formula Price of the Class A Common Stock on the date of grant by the number of shares awarded) of $4,995.
(14) Represents 3,331 shares of Class A Common Stock which vest as to 20%,  20%,
     20% and 40% on the first, second, third and fourth year anniversaries of the date of grant, respectively.

OPTION GRANTS

    The following table sets forth information regarding grants of options to purchase shares of Class A Common Stock pursuant to the Company's 1992 Stock Option Plan made during Fiscal 1995 to the Named Executive Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                      POTENTIAL
                                                                                                      REALIZABLE
                                                                                                   VALUE AT ASSUMED
                                                                                                   ANNUAL RATES OF
                                                         % OF TOTAL                                  STOCK PRICE
                                                          OPTIONS                                  APPRECIATION FOR
                                           OPTIONS       GRANTED TO      EXERCISE                   OPTION TERM(2)
                                          GRANTED(1)     EMPLOYEES         PRICE      EXPIRATION   ----------------
NAME                                       (SHARES)    IN FISCAL 1995   (PER SHARE)      DATE        5%       10%
- ----------------------------------------  ----------   --------------   -----------   ----------   -------  -------
J.R. Beyster............................         0           N/A             N/A           N/A         N/A      N/A
L.A. Kull...............................         0           N/A             N/A           N/A         N/A      N/A
D.M. Kerr...............................    10,000         0.32%          $14.48       8/25/99     $40,006  $88,402
                                            10,000         0.32%          $14.19        4/3/99     $39,204  $86,631
                                                15             *          $14.19       3/10/99     $    59  $   130
E.A. Straker............................     5,000         0.16%          $14.19        4/3/99     $19,602  $43,316
J.H. Warner, Jr.........................     2,000         0.07%          $14.19        4/3/99     $ 7,841  $17,326

- ------------------------
*    Less than 0.01% of the total options granted to employees in Fiscal 1995.
(1) Although the following grants of options were made during Fiscal 1995, such grants relate to the individual's service during the fiscal year 1994. All such options become exercisable one year after the date of grant and vest as to 20%, 20%, 20% and 40% on the first, second, third and fourth year anniversaries of the date of grant, respectively.
(2) The potential realizable value is based on an assumption that the stock price of the Class A Common Stock will appreciate at the annual rate shown (compounded annually) from the date of grant until the end of the 5-year option term. These values are calculated based on the regulations promulgated by the Securities and Exchange Commission and should not be viewed in any way as an estimate or forecast of the future performance of the Class A Common Stock. There can be no assurance that the values realized upon the exercise of the stock options will be at or near the potential realizable values listed in this table.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

    The following table sets forth information regarding the exercise of options during Fiscal 1995 and unexercised options to purchase Class A Common Stock granted during Fiscal 1995 and prior years under the Company's 1982 Stock Option Plan and 1992 Stock Option Plan to the Named Executive Officers and held by them at January 31, 1995.

                          AGGREGATED OPTION EXERCISES
                              IN LAST FISCAL YEAR
                                      AND
                          FISCAL YEAR-END OPTION VALUE

                                                                          NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                                         UNDERLYING UNEXERCISED         IN-THE-MONEY OPTIONS
                                             SHARES                    OPTIONS AT JANUARY 31, 1995     AT JANUARY 31, 1995(2)
                                            ACQUIRED        VALUE      ---------------------------   ---------------------------
NAME                                      ON EXERCISE    REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
- ----------------------------------------  ------------   -----------   -----------   -------------   -----------   -------------
J.R. Beyster............................        0            N/A              0              0             N/A            N/A
L.A. Kull...............................        0            N/A         12,000          8,000         $67,220        $29,680
D.M. Kerr...............................        0            N/A          4,000         36,015         $14,840        $87,083
E.A. Straker............................        0            N/A          9,700         12,300         $54,431        $39,239
J.H. Warner, Jr.........................        0            N/A          9,300          7,700         $52,947        $28,713

- ------------------------
(1) Calculated by multiplying the difference between the Formula Price of the Class A Common Stock underlying the option as of the date of exercise and the exercise price of the option by the number of shares of Class A Common Stock acquired on exercise of the option.

(2) Based on the Formula Price of the Class A Common Stock as of such date less the exercise price of such options.

                         COMPENSATION COMMITTEE REPORT
                           ON EXECUTIVE COMPENSATION

    Since its inception, the Company has been an employee-owned corporation based upon the philosophy that those who contribute to the success of the Company should share in its rewards. The Company's compensation policies, plans, and programs seek to implement this employee ownership philosophy by closely aligning the financial interest of the Company's employees, including senior managers, with those of its stockholders.

    As members of the Compensation Committee, it is our responsibility to approve the salaries paid to the Company's Chief Executive Officer and the four other most highly paid executive officers of the Company and to recommend to the Bonus Compensation Committee of the Board of Directors the amount of grants to be made to the Chief Executive Officer and the four other most highly compensated executive officers under the Company's Bonus Compensation Plan. These determinations are made in light of individual, corporate, and business unit performance, the performance of our competitors and other similar businesses, and relevant market compensation data. To assist the Compensation Committee in carrying out these responsibilities, Towers Perrin, an internationally recognized executive compensation consulting firm, was retained by the Compensation Committee to review the compensation paid to the Company's Chief Executive Officer and the four other highest paid executive officers of the Company during the fiscal year ended January 31, 1995, and to provide a competitive assessment of the various components of such compensation.

    The compensation policy of the Company, which is endorsed by the Compensation Committee, is that a substantial portion of the total compensation of each executive officer be related to and contingent upon their individual contribution and performance, the performance of business units under their management, and the performance of the Company as a whole. In this way, the Company seeks to encourage continuing focus on increasing the Company's revenue, profitability, and stockholder value, while at the same time motivating its executive officers to perform to the fullest extent of their abilities.

    The Company has continued to set the annual base salaries of its executive officers at or below competitive levels and continues to cause a significant portion of an executive officer's compensation to consist of annual and longer-term incentive compensation which are variable and closely tied to corporate, business unit, and individual performance. For the fiscal year ended January 31, 1995, the annual and long-term incentive compensation averaged approximately 33% of the total compensation (salary and bonus) of executive officers of the Company. As a result, much of an executive officer's total compensation was "at risk" and dependent on performance during the prior fiscal year.

    An   executive  officer's  incentive  compensation   may  consist  of  cash,
fully-vested stock, vesting stock, options, or a combination of these components. Generally, an annual bonus is given after the end of the fiscal year based on individual, corporate, and business unit performance for such fiscal year and an executive officer's respective responsibilities, strategic and operational goals, and levels of historic and anticipated performance. By awarding bonuses of vesting stock and stock options, the Company seeks to encourage individuals to remain with the Company and continue to focus on the long-term technical and financial performance of the Company and on increasing the stockholder value. Further, the Company's general philosophy is to encourage employees to have significant stockholdings in the Company so that they have sufficient economic incentive to maximize the Company's long-term performance and stock value.

    In evaluating the performance and establishing the incentive compensation of the Chief Executive Officer and the Company's other executive officers, the Compensation Committee recognized that the Company continued to increase its revenue and profitability during the past fiscal year. For the fiscal year ended January 31, 1995, the Company's revenues increased to $1.92 billion, a 15% increase from the prior fiscal year revenues of $1.67 billion. The Company's net income for this same period was $49.1 million, or a 18.3% increase over the prior fiscal year net income of $41.5 million. Correspondingly, the Formula Price of the Company's Class A Common Stock increased from $14.19 at January 31, 1994, to $15.72 at January 31, 1995, a 10.8% increase. During the past fiscal year, the Company's Class A Common Stock has outperformed both the broad market index of Standard and Poor's Composite 500 Stock Index and the Company's peer group index of the Dow Jones Diversified Technology Index. The Compensation Committee has taken particular note of the Company's continuing financial success despite declining defense and other government budgets and increasing competition in the Company's markets. The Compensation Committee has also noted that management has successfully increased the Company's business base in areas other than national security, such as energy, environmental, health, transportation, commercial, and international.

    During the past fiscal year, Dr. Beyster was paid a base salary of $350,000,(1) which represented an increase of 7.7% over his base salary for the prior year. This increase was based upon Towers Perrin's conclusion that Dr. Beyster's base salary fell below the 25th percentile for its compensation survey data bases for Chief Executive Officers for general industry, high technology, and aerospace/defense companies. It also took into consideration the fact that Dr. Beyster's base salary had only been increased once during the five year period prior to fiscal year 1995.

    Dr. Beyster was paid a cash bonus of $225,000 for the fiscal year ended January 31, 1995. During the prior five-year period, Dr. Beyster's bonus ranged from $170,000 to $210,000 per fiscal year based on the overall performance of the Company and the increase in the Company's stock price during such fiscal year. Considering the Company's successful performance during the past fiscal year, the fact that the Company's Class A Common Stock has outperformed the comparable indexes, and the continued diversification of the Company's business base, the Committee believes that Dr. Beyster's bonus is well warranted. Further, Dr. Beyster's bonus was paid in cash and he was not awarded any stock bonuses or options because of his membership on the Board's Bonus Compensation and Stock Option Committees, which proscribe their members from receiving stock bonuses or stock options in order to qualify the Company's Stock Option Plan and Bonus Compensation Plan for certain exemptions under Section 16 of the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.

- ------------------------
(1) The variance between Dr. Beyster's base salary and the salary reported in the Summary Compensation Table is attributable to his having been paid for 40 hours of unused comprehensive leave.

    Towers Perrin has also advised the Compensation Committee that Dr. Beyster's total compensation (base salary and bonus) paid in the last fiscal year fell below the 25th percentile of its compensation survey data base of Chief Executive Officers for general industry, high technology, and aerospace/defense companies. The Compensation Committee would like to emphasize that Dr. Beyster's below market compensation level is not a reflection of the Committee's opinion of Dr. Beyster's ability or his relative value. It is, however, a reflection of Dr. Beyster's personal refusal to accept anywhere near the median compensation levels provided to the Chief Executive Officers of the comparable companies surveyed by Towers Perrin in general industry, high technology, and aerospace/defense companies.

    Towers Perrin has reviewed the compensation for each of the other four highest paid executive officers of the Company during its last fiscal year and has reported to the Compensation Committee that, based on industry survey data collected by Towers Perrin, the compensation of these executive officers was within an acceptable range of competitive market levels for individuals with comparable duties and responsibilities.

    The Compensation Committee believes that the compensation policies, plans, and programs the Company has implemented, and which the Compensation Committee administers, have encouraged management's focus on the long-term financial performance of the Company and have contributed to achieving the Company's technical and financial success.

          E.A. Frieman (Chairman)       J.W. McRary
          C.K. Davis                    M.R. Thurman
          W.H. Demisch                  M.E. Trout
          M.R. Laird                    J.B. Wiesler
          C.B. Malone

April 14, 1995

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

    During Fiscal 1995, C.K. Davis, W.H. Demisch, E.A. Frieman, R.M. Gates(1), M.R. Laird, C.B. Malone, J.W. McRary, B.J. Shillito(1), M.R. Thurman, M.E. Trout, J.B. Wiesler and W.E. Zisch(1) served as members of the Compensation Committee. None of such persons served as an officer or employee of the Company or any of its subsidiaries during Fiscal 1995 or formerly served as an officer of the Company or any of its subsidiaries, except for E.A. Frieman, who was an Executive Vice President and Group Manager of the Company from 1981 to 1986, and J.W. McRary, who was an employee of the Company from 1971 to 1994 and served as an Executive Vice President of the Company from 1979 to 1994.

    Dressendorfer-Laird Incorporated ("D-L Inc."), a company that is 50% owned by D.M. Laird, the son of M.R. Laird, a Director of the Company, has provided governmental relations services to the Company since 1983. During Fiscal 1995, the Company paid D-L Inc. $225,000 for such services. M.R. Laird has no economic interest in D-L Inc. W. Frieman, daughter of E.A. Frieman, a Director of the Company, is an employee of the Company and the Director of the Asia Technology Program for the Company. For services rendered during Fiscal 1995, W. Frieman received $95,715 in cash and stock compensation, and received options to acquire 2,000 shares of Class A Common Stock at $15.72 per share, which was the market value of the Class A Common Stock (as reflected by the Formula Price) on the date of grant. Such options become exercisable one year after the date of grant and vest as to 20%, 20%, 20% and 40% on the first, second, third and fourth year anniversaries of the date of grant, respectively. W. Frieman's area of professional expertise is the analysis of industrial and defense technology in the Pacific Rim, with an emphasis on China, Japan and Southeast Asia.

    See also "Directors' Compensation."

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Foundation for Enterprise Development (the "Foundation"), a non-profit organization, was founded in 1986 by J.R. Beyster, Chairman of the Board and Chief Executive Officer of the Company, to promote employee ownership. Dr.
Beyster is the President and a member of the Board of Trustees of the Foundation. In Fiscal 1995, the Company made a contribution of $250,000 to the Foundation consisting of a combination of cash and rent-free space in a building owned by the Company in La Jolla, California, and in a building leased by the Company in McLean, Virginia. The aggregate estimated fair rental value of the contributed facilities in Fiscal 1995 was approximately $28,000 and the cash contribution was $222,000. The Board of Directors has approved a similar contribution of a combination of cash and rent-free space to the Foundation in fiscal year 1996 in an aggregate amount of $300,000.

    R.D. Layson, wife of W.M. Layson, a Director of the Company, is an employee of the Company and the Deputy Division Manager for the Information Systems Integration Division. For services rendered during Fiscal 1995, R.D. Layson received $83,343 in cash and stock compensation, and received options to acquire 500 shares of Class A Common Stock at $14.46 per share and 200 shares of Class A Common Stock at $15.72 per share, which were the market values of the Class A Common Stock (as reflected by the Formula Price) on the dates of grant. Such options become exercisable one year after the date of grant and vest as to 20%, 20%, 20% and 40% on the first, second, third and fourth year anniversaries of the date of grant, respectively. R.D. Layson has been an employee of the Company for over 15 years and works in the area of systems integration and software development management.

    See also "Compensation Committee Interlocks and Insider Participation."

- ------------------------
(1) B.J. Shillito's and W.E. Zisch's terms on the Board of Directors and on the Compensation Committee expired in July 1994, and R.M. Gates resigned from the Board of Directors and the Compensation Committee in October 1994.

                  STOCKHOLDER RETURN PERFORMANCE PRESENTATION

    Set forth below is a line graph comparing the yearly percentage change in the cumulative total return on the Class A Common Stock against the cumulative total return of the Standard & Poor's Composite-500 Stock Index and the Dow Jones Diversified Technology Index for the ten (10) fiscal years commencing February 1, 1985 and ending January 31, 1995. The comparison of total return shows the change in year-end stock price, assuming the immediate reinvestment of all dividends for each of the periods and has been indexed to $100.00 as of January 31, 1990. The information for the Dow Jones Diversified Technology Index for the seven (7) fiscal years commencing February 1, 1988 and ending January 31, 1995 was provided by Dow Jones. The information for the Dow Jones Diversified Technology Index for the three (3) fiscal years commencing February 1, 1985 and ending January 31, 1988 was compiled by Houlihan Lokey Howard & Zukin, a specialty investment banking firm, for the companies which comprised the Dow Jones Diversified Technology Index during such time period.

                             COMPARISON OF TEN-YEAR
                            CUMULATIVE TOTAL RETURN
              AMONG SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
                             CLASS A COMMON STOCK,
               STANDARD AND POOR'S COMPOSITE-500 STOCK INDEX AND
                     DOW JONES DIVERSIFIED TECHNOLOGY INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                    DOW JONES DIVERSIFIED
            S&P 500 INDEX   SAIC STOCK INDEX             TECHNOLOGY
Jan-85               45.81               45.3                            73.63
Jan-86               56.28              61.24                            83.21
Jan-87               75.38              73.18                            99.71
Jan-88               72.89              75.54                            79.28
Jan-89               87.42              87.88                            90.86
Jan-90              100.00             100.00                           100.00
Jan-91              108.36             104.72                           114.45
Jan-92              132.91             119.64                           127.50
Jan-93              146.96             128.86                           145.16
Jan-94              165.89             152.25                           178.92
Jan-95              166.77             168.67                           176.20

                BENEFICIAL OWNERSHIP OF THE COMPANY'S SECURITIES

  CLASS A COMMON STOCK

    To the best of the Company's knowledge, as of the Record Date, no person (other than State Street Bank and Trust Company ("State Street") in its capacity as trustee of the Retirement Plans and of the Stock Compensation Plans) beneficially owned more than 5% of the outstanding shares of Class A Common Stock. The following table sets forth, as of the Record Date, to the best of the Company's knowledge, the number of shares of Class A Common Stock beneficially owned by each Director, each nominee for Director, the Named Executive Officers and all executive officers and Directors as a group:

                                                    AMOUNT AND NATURE
                                                      OF BENEFICIAL     PERCENT
NAME OF BENEFICIAL OWNER                              OWNERSHIP(1)      OF CLASS
- --------------------------------------------------  -----------------   --------
A.L. Alm..........................................         34,740          *
J.R. Beyster......................................        852,080           1.8%
V.N. Cook.........................................         32,064         *
S.J. Dalich.......................................         90,665         *
C.K. Davis........................................          2,974         *
W.H. Demisch......................................         16,779         *
E.A. Frieman......................................         39,606         *
J.E. Glancy.......................................        126,184         *
D.A. Hicks........................................          6,560         *
B.R. Inman........................................         68,594         *
D.M. Kerr.........................................         24,766         *
L.A. Kull.........................................        264,839         *
M.R. Laird........................................         41,559         *
W.M. Layson.......................................        109,358         *
C.B. Malone.......................................          2,836         *
J.W. McRary.......................................        185,746         *
E.A. Straker......................................        116,470         *
M.R. Thurman......................................          3,076         *
M.E. Trout........................................              0           0%
J.H. Warner, Jr...................................        139,385         *
J.A. Welch........................................         29,348         *
J.B. Wiesler......................................          3,000         *
A.T. Young........................................              0           0%
State Street Bank and Trust Company...............     21,997,082(2)       47.7%
  One Enterprise Drive
  North Quincy, MA 02171
All executive officers and Directors as a group
 (38 persons).....................................      2,975,301           6.5%

- ------------------------
* Less than 1% of the outstanding shares of Class A Common Stock and less than 1% of the voting power of the Common Stock.

(1) The beneficial ownership depicted in the table includes: (i) shares held for the account of the individual by the Trustee of the Company's ESOP, Profit Sharing Plan and CODA as follows: A.L. Alm (3,994 shares), J.R. Beyster (46,721 shares), V.N. Cook (1,713 shares), S.J. Dalich (32,396 shares), J.E. Glancy (25,085 shares), D.A. Hicks (346 shares), B.R. Inman (10 shares), D.M. Kerr (815 shares), L.A. Kull (35,959 shares), W.M. Layson (38,131 shares), J.W. McRary (440 shares), E.A. Straker (36,844 shares), J.H. Warner, Jr. (30,247 shares), J.A. Welch (3,094 shares), and all executive officers and Directors as a group (372,979 shares); (ii) shares subject to options exercisable within 60 days following the Record Date, as follows: A.L. Alm (14,318 shares), V.N. Cook (9,800 shares), S.J. Dalich (13,800 shares), C.K. Davis (1,523 shares), W.H. Demisch (4,800 shares), E.A. Frieman (4,800 shares), J.E. Glancy (2,800 shares), D.A. Hicks (4,800 shares), B.R. Inman (14,800 shares), D.M. Kerr (10,003 shares), L.A. Kull (14,000 shares), M.R. Laird (4,800 shares), C.B. Malone (1,500 shares), J.W. McRary (10,000 shares), E.A. Straker (13,800 shares), M.R. Thurman (1,540 shares), J.H. Warner, Jr. (3,400 shares), J.A. Welch (4,800 shares), and all executive officers and Directors as a group (310,550 shares); (iii) shares held by spouses, minor children or other relatives sharing a household with the individual, as follows: J.R. Glancy (250 shares), W.M. Layson (46,977 shares), E.A. Straker (20,712 shares), and all executive officers and Directors as a group (100,697 shares); and (iv) shares held by certain trusts established by the individual, as follows: J.R. Beyster (805,359 shares), L.A. Kull (214,880 shares), J.B. Wiesler (3,000 shares) and all executive officers and Directors as a group (1,060,434 shares).

(2)  At  the Record Date, State Street, as  Trustee for the Retirement Plans and
     the Stock Compensation Plans,  beneficially owned the following  percentage of  the outstanding shares of Class A Common Stock and Class B Common Stock and voting power of the Common Stock under each plan: ESOP -- 34.5% Class A
     Common Stock, 9.6% Class B  Common Stock and 33.6%  of voting power of  the
     Common  Stock; CODA -- 12.4% Class A  Common Stock, 0% Class B Common Stock
     and 12.0% of voting power of the Common Stock; Profit Sharing Plan --  0.1%
     Class  A Common Stock, 0.01% Class B  Common Stock and 0.1% of voting power of the  Common Stock;  Syntronic Retirement  Plan --  0.1% Class  A  Common
     Stock, 0% Class B Common Stock and 0.1% of voting power of the Common Stock and  Stock Compensation  Plans --  0.5% Class  A Common  Stock, 0%  Class B
     Common Stock and 0.5% of voting power of the Common Stock. Under the  terms of  the Retirement Plans, participants are  entitled to direct State Street how to vote Common Stock allocated to their accounts in the plans,  subject to  certain  restrictions  imposed  upon  State  Street  by  the  fiduciary provisions of ERISA. Under the terms  of the Stock Compensation Plans,  the
     Trustee  will  vote the  Common  Stock held  by  the Trustee  in  the Stock
     Compensation Plans in the  same proportion that  the other stockholders  of the Company vote their shares of Class A Common Stock.

  CLASS B COMMON STOCK

    The following table sets forth, as of the Record Date, to the best of the Company's knowledge, those persons who were beneficial owners of more than 5% of the outstanding shares of Class B Common Stock. None of the Directors, nominees for Director or executive officers of the Company own any shares of Class B Common Stock.

                                                                               AMOUNT AND
                                                                                NATURE OF
                                                                               BENEFICIAL       PERCENT OF
NAME OF BENEFICIAL OWNER                                                        OWNERSHIP          CLASS
- -------------------------------------------------------------------------  -------------------  -----------
J.D. Cramer..............................................................          17,240             5.1%
J.L. Griggs, Jr..........................................................          19,464             5.7%
State Street Bank and Trust Company......................................          32,707(1)          9.6%
  One Enterprise Drive
  North Quincy, MA 02171

- ------------------------
(1) Represents shares of Class B Common Stock beneficially owned by State Street in its capacity as trustee of the Retirement Plans. State Street's total ownership of Common Stock is set forth in Note (2) to the previous table above.

                     APPROVAL OF THE 1995 STOCK OPTION PLAN

GENERAL

    The Company has maintained the 1992 Stock Option Plan which has provided for the grant of options to purchase shares of Class A Common Stock to certain of its employees, directors and consultants. The 1992 Stock Option Plan expires by its terms on July 31, 1995. On April 14, 1995, the Board of Directors of the Company approved, subject to stockholder approval, the 1995 Stock Option Plan (the "1995 Stock Option Plan"), which will enable the Company to continue to grant options to purchase its Class A Common Stock to its employees, directors and consultants for an additional three-year period. The 1995 Stock Option Plan will, if approved by the stockholders, authorize the issuance of options to purchase up to 12,000,000 shares of Class A Common Stock in the aggregate (subject to adjustment under certain circumstances).

    The following summary of the material terms and provisions of the 1995 Stock Option Plan is qualified in its entirety by reference to the full text of the 1995 Stock Option Plan, a copy of which is attached to this Proxy Statement as Annex I and incorporated herein by this reference.

ADMINISTRATION

    The 1995 Stock Option Plan will be administered by the Stock Option Committee of the Board of Directors (the "Stock Option Committee") whose members consist of directors of the Company selected by the Board of Directors. Each member of the Stock Option Committee must be a "disinterested person" as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Members of the Stock Option Committee will not be eligible to receive any of the options granted under the 1995 Stock Option Plan. Further, members of the Stock Option Committee will not receive any compensation from the 1995 Stock Option Plan or the Company for services rendered in connection therewith.

    The Stock Option Committee will determine the persons to whom options will be granted under the 1995 Stock Option Plan, the number of shares subject to such options, the terms and provisions of such options, whether such options will be incentive stock options or nonqualified stock options, and whether or not such rights shall be exercisable in installments. The Stock Option Committee also has the power to modify or amend the terms of an option, accelerate or defer the exercise date of an option, or reprice, cancel, regrant or otherwise adjust the exercise price of an option, all with the consent of the optionee. The Stock Option Committee is also authorized to interpret the 1995 Stock Option Plan and to adopt rules and regulations for its administration.

OPTION TERMS

    The terms and conditions under which options may be granted under the 1995 Stock Option Plan are summarized below:

  ELIGIBILITY

    Key employees, directors and consultants of the Company and its subsidiaries are eligible to participate in the 1995 Stock Option Plan. However, no option may be granted to any person who, at the time the option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company or any subsidiary. Further, in no event may any single individual receive option grants for more than 500,000 shares of Class A Common Stock in the aggregate. In addition, only employees are eligible to receive incentive stock options. As of March 10, 1995, the Company and its subsidiaries had nine directors who were not also employees, and approximately 18,250 employees and 1,400 consultants.

  OPTIONS

    Options granted pursuant to the 1995 Stock Option Plan may be nonqualified stock options or incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Code"). If an option agreement is not executed by the optionee and returned to the Company within the time prescribed in the option agreement, the option will be forfeited and the option agreement will be null and void.

  UNDERLYING SECURITIES

    Options granted under the 1995 Stock Option Plan will be options to purchase shares of Class A Common Stock. Pursuant to the Company's Certificate of Incorporation, all shares of Class A Common Stock purchased pursuant to options granted under the 1995 Stock Option Plan will be subject to the Company's right of repurchase upon the individual's termination of employment or affiliation with the Company at the then prevailing Formula Price. All such shares will also be subject to the Company's right of first refusal in the event that the participant desires to sell such shares other than in the Company's Limited Market. As of March 10, 1995, the market value of the Class A Common Stock (as reflected by the Formula Price) was $15.72 per share.

  PRICE AND PAYMENT

    Options must be granted with an exercise price of not less than 100% of the fair market value of the shares of the Company's Class A Common Stock on the date the options are granted. Payment is required to be made in cash or shares of the Company's Class A Common Stock at the time the option is exercised. Shares of Class A Common Stock acquired through the exercise of a stock option must have been owned by the optionee at least six months before such shares may be used to pay the exercise price of another option.

  OPTION DURATION AND EXERCISE

    The 1995 Stock Option Plan provides that options granted thereunder shall expire on such dates as shall be determined by the Stock Option Committee; provided, however, no option may be granted which is exercisable more than ten years after the date it is granted. Within such limitations, the Stock Option Committee has the discretion to determine the period or periods of time in which the options may be exercised and it may grant options which are to be exercised in whole or in part, in installments, cumulative or otherwise, and at such times as it deems proper.

  TERMINATION OF OPTIONEE'S EMPLOYMENT OR AFFILIATION WITH THE COMPANY

    If the optionee's employment is terminated as the result of normal retirement, total permanent disability or early retirement under the terms of a retirement or pension plan maintained by the Company and in which such optionee is a participant, such optionee may, at any time within 90 days after such termination of employment, exercise such optionee's options to the extent that such optionee was entitled as of the date of such termination, unless such options would expire pursuant to their terms at an earlier date, in which case such options remain exercisable only until the earlier expiration date. If the optionee's employment or affiliation with the Company is terminated under any circumstances other than those stated above or other than as a result of the optionee's death, then the right to exercise the option shall expire on the date such employment or affiliation is terminated, unless otherwise set forth in the option agreement; provided, however, that the Stock Option Committee in its discretion may extend the period of time that such optionee may exercise such optionee's options, but in no event may the Stock Option Committee extend such period of time beyond the expiration date of the options or beyond ten years after the date of grant of such options.

  LEAVE OF ABSENCE

    Optionees who are on a leave of absence shall not be deemed to have terminated their employment; however, unless such optionee is on a leave of absence for medical reasons, all rights to exercise options shall be suspended during such leave of absence and, upon such optionee's return to the Company or any subsidiary of the Company, all rights to exercise options shall be restored to the extent such options are exercisable at that time. The Stock Option Committee in its discretion may permit the exercise while on a leave of absence of options which would otherwise expire or may defer the expiration date of such options, but not beyond ten years from their date of grant. An optionee who is on a leave of absence for medical reasons shall have all rights to exercise such optionee's options that such optionee would have had if such optionee were not on such a leave of absence. In certain cases, a leave of absence in excess of 90 days may result in unexercised incentive stock options being converted to nonqualified stock options.

  DEATH OF OPTIONEE

    If an optionee's employment or affiliation is terminated as a result of the optionee's death, such options may, within one year of the optionee's death (or within such shorter period as may be specified in the option agreement by the Stock Option Committee), be exercised by the optionee's designated beneficiary, or if there is no surviving beneficiary, by the person or persons to whom the optionee's rights under the option shall pass by will or by the applicable laws of descent and distribution, to the extent that such deceased optionee was entitled to exercise the options on the date of death, unless such options would expire pursuant to their terms at an earlier date, in which case such options remain exercisable only until the earlier expiration date.

AMENDMENT, SUSPENSION AND TERMINATION

    The Board of Directors or the Operating Committee of the Board of Directors may at any time amend, suspend or terminate the 1995 Stock Option Plan; provided, however, that no such amendment may, without the affirmative vote of a majority of the voting power of the Company's outstanding stock, (i) increase the maximum number of shares for which options may be granted, (ii) change the provisions relating to the establishment of the exercise price of the options or
(iii) permit the granting of options to members of the Stock Option Committee. The 1995 Stock Option Plan, unless previously terminated, shall terminate on July 31, 1998.

ANTI-DILUTION PROVISIONS

    The 1995 Stock Option Plan provides for adjustments in the aggregate number of shares subject to the 1995 Stock Option Plan, the maximum number of shares as to which options may be granted to any one optionee thereunder and the number of shares and the price per share subject to outstanding options, in the event of any stock split, stock dividend, combination of shares or other change, exchange of securities, reclassification, reorganization, redesignation, recapitalization or other similar transaction.

NON-TRANSFERABILITY

    Options granted pursuant to the 1995 Stock Option Plan are not transferrable except by will or by the laws of descent and distribution and during the optionee's life may only be exercised by the optionee or his or her conservator or other legal representative.

CHANGE IN CONTROL

    The 1995 Stock Option Plan provides that any option shall become fully exercisable from and after the date of a Change in Control (as hereinafter defined) of the Company. For purposes of the 1995 Stock Option Plan, a "Change in Control" is deemed to have occurred upon any person, other than the Company or any subsidiary or employee benefit plan or trust maintained by the Company or any subsidiary, becoming the beneficial owner of more than 25% of the Common Stock of the Company outstanding at such time without the prior approval of the Board of Directors.

FEDERAL INCOME TAX CONSEQUENCES

  INCENTIVE STOCK OPTIONS

    Options granted under the 1995 Stock Option Plan designated as such are intended to constitute incentive stock options for federal income tax purposes. Generally, an optionee receiving an incentive stock option will not be in receipt of taxable income upon the grant of the incentive stock option or upon its timely exercise. The exercise of an incentive stock option will be timely if made during its term and if the optionee remains an employee of the Company at all times during the period beginning on the date of grant of the incentive stock option and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of death). Upon the ultimate sale of the capital stock received upon such exercise, except as noted below, the optionee will recognize long-term capital gain or loss (if the capital stock is a capital asset in the hands of the optionee) equal to the difference between the amount realized upon such sale and the exercise price. The Company, under these circumstances, will not be entitled to any federal income tax deduction in connection with either the exercise of the incentive stock option or the sale of such shares by the optionee.

    However, if the capital stock acquired upon the timely exercise of an incentive stock option is disposed of by the optionee prior to the expiration of two years from the date of grant of the incentive stock option or within one year from the date such capital stock is transferred to the optionee upon exercise (a "disqualifying disposition"), any gain realized by the optionee generally will be taxable at the time of such disqualifying disposition as follows: (i) at ordinary income tax rates to the extent of the difference between the exercise price and the lesser of the fair market value of the capital stock on the date the incentive stock option is exercised or the amount realized on such disqualifying disposition and (ii) if the capital stock is a capital asset in the hands of the optionee, as short-term or long-term capital gain to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the capital stock on the date which governs the determination of the optionee's ordinary income. If a disqualifying disposition is made in a transaction in which a loss would not be recognized under the Code (e.g., a gift, sale to certain related parties, sale followed by a purchase of stock or grant of a new option under the "wash sale" rules), the taxable gain recognized as a result of such disqualifying disposition will not be limited to the amount of gain realized in the disqualifying disposition. In the case of a disqualifying disposition, the Company may claim a federal tax deduction at the time and in the amount taxable to the optionee as ordinary income. Any capital gain realized by the optionee will be long-term capital gain if the optionee's holding period for the capital stock at the time of disposition is more than one year; otherwise, it will be short-term capital gain.

    Net capital gains are currently taxed at a maximum federal income tax rate of 28%, compared to a maximum rate of 39.6% for ordinary income. However, limitations on itemized deductions and the phase-out of personal exemptions may result in effective marginal tax rates higher than 28% for net capital gains and 39.6% for ordinary income.

  NONQUALIFIED STOCK OPTIONS

    Options granted under the 1995 Stock Option Plan may be nonqualified options or incentive stock options, as determined by the Stock Option Committee at the time of grant. Generally, the optionee will not be taxed upon the grant of any nonqualified stock option, but rather, at the time of exercise of such option, the optionee will recognize ordinary income for federal income tax purposes in an amount equal to the excess of the fair market value at the time of exercise of the capital stock purchased over the exercise price. The Company will generally be entitled to a tax deduction at such time and in the same amount that the optionee realizes ordinary income.

    If capital stock acquired upon the exercise of a nonqualified stock option is later sold or exchanged, then the difference between the sale price and the fair market value of such capital stock on the date which governs the determination of ordinary income is generally taxable (provided the stock is a capital asset in the holder's hands) as long-term or short-term capital gain or loss depending upon whether the holding period for such capital stock at the time of disposition is more or less than one year.

  ALTERNATIVE MINIMUM TAX

    For purposes of the alternative minimum tax provisions contained in Section 55 of the Code, the exercise of an incentive stock option will be treated as though it were a nonqualified stock option under Section 83 of the Code (described above), but solely for purposes of determining the optionee's alternative minimum taxable income. The minimum tax is imposed at a rate of 26% of alternative minimum taxable income (taxable income increased by items of tax preference and adjusted for certain other items) up to $175,000 (and 28% of any additional such income) over a specified exemption amount ($45,000 for married taxpayers filing jointly, $33,750 for single taxpayers, but phased out at specified levels of income), but is payable only if the minimum tax exceeds the taxpayer's regular tax liability for the year.

  EXERCISE WITH SHARES OF CAPITAL STOCK

    If payment for the exercise price of an incentive stock option is made by surrendering previously owned shares of the capital stock, the following rules apply:

    If shares of "statutory option stock" (i.e., stock previously acquired pursuant to the exercise of an incentive stock option) are surrendered in payment of the exercise price of an incentive stock option and if, at the date of surrender, the applicable holding period for such shares has not been met (e.g., if shares previously acquired upon the exercise of an incentive stock option are surrendered within two years from the date of grant or within one year from the date the shares were transferred to the optionee), such surrender will constitute a "disqualifying disposition" and any gain realized on such transfer will thus be taxable according to the rules described above for disqualifying dispositions. If the shares surrendered are not statutory option stock, or if they are statutory option stock but have been held for the requisite holding period, no gain or loss should be recognized upon such surrender. Although the Internal Revenue Service will not issue any rulings as to the effect of such an exercise, it has issued a published ruling stating that no gain or loss will be recognized upon the surrender of shares upon exercise of a nonqualified stock option, and the Treasury Department has issued proposed regulations which, if adopted in their current form, would appear to provide that, except as discussed above, in general, when shares are surrendered upon exercise of an incentive stock option:

        (a) No gain or loss will be recognized as a result of the exchange.

        (b) A number of shares received which is equal in number to the shares surrendered will have a basis equal to the shares surrendered, and (except for purposes of determining whether a disposition will be a disqualifying disposition) will have a holding period which includes the holding period of the shares exchanged.

        (c) Any additional shares received will have a zero basis and will have a holding period which begins on the date of the exchange. If any of the shares received are disposed of within two years of the date of grant of the incentive stock option or within one year after the date shares were transferred to the optionee, the shares with the lowest basis (i.e., a zero basis) will be deemed to be disposed of first and such disposition will be a disqualifying disposition giving rise to ordinary income as discussed above.

    If payment of the exercise price of a nonqualified stock option is made by surrendering previously owned shares of capital stock, the following rules apply:

        (a) No gain or loss will be recognized as a result of the surrender of shares in exchange for an equal number of shares subject to the nonqualified stock option, and the surrender of shares will not be treated as a disqualifying disposition of any stock acquired through exercise of an incentive stock option.

        (b) The number of shares received equal to the shares surrendered will have a basis equal to the shares surrendered and a holding period that includes the holding period of the shares surrendered.

        (c) Any additional shares received will (i) be taxed as ordinary income in an amount equal to the fair market value of the shares at the time of exercise, (ii) have a basis equal to the amount included in taxable income by the optionee and (iii) have a holding period that begins on the date of the exercise.

    The foregoing discussion is intended only as a summary of certain federal income tax consequences and does not purport to be a complete discussion of all of the tax consequences of participation in the 1995 Stock Option Plan. Accordingly, holders of options granted under the 1995 Stock Option Plan should consult their own tax advisors for specific advice with respect to all federal, state or local tax effects before exercising any options and before disposing of any shares of capital stock acquired upon the exercise of an option. Moreover, the Company does not represent that the foregoing tax consequences apply to any particular option holder's specific circumstances or will continue to apply in the future and makes no undertaking to maintain the tax status (e.g., as an incentive stock option) of any option.

BENEFITS

    Set forth below are the estimated benefits that would have been received under the 1995 Stock Option Plan in Fiscal 1995, if such plan had been in effect, by the Named Executive Officers, all current executive officers as a group, all current Directors as a group (excluding Directors who are also executive officers) and all eligible employees as a group (excluding all current executive officers). The estimated benefits shown for such individuals and groups under the 1995 Stock Option Plan are the actual benefits received by such individuals and groups under the 1992 Stock Option Plan based on the assumption that each such individual and member of such group would have received the same benefits as such individual and such member received pursuant to the 1992 Stock Option Plan during Fiscal 1995. Such information is provided for illustrative purposes only. The benefits which such individuals or groups will actually receive under the 1995 Stock Option Plan are not determinable because such benefits will be determined by the Stock Option Committee based upon the performance of the individual and may be more or less than the amount of benefits received by the individuals or groups in Fiscal 1995 under the 1992 Stock Option Plan. The dollar value of the options such individuals or groups might receive is also not determinable because it is dependent on a variety of factors, such as the market value of the Class A Common Stock on the date of exercise and the number of shares for which the options are exercisable. Under the terms of the 1995 Stock Option Plan, the maximum number of options which may be granted to any one individual are options to purchase 500,000 shares of Class A Common Stock, in the aggregate.

                        1995 EMPLOYEE STOCK OPTION PLAN

                                                              ESTIMATED STOCK
NAME AND PRINCIPAL POSITION                                   OPTIONS RECEIVED
- ------------------------------------------------------------  ----------------
J.R. Beyster................................................            0
  Chairman of the Board and Chief Executive Officer

L.A. Kull...................................................            0
  President, Chief Operating Officer and Director

D.M. Kerr...................................................       20,015
  Corporate Executive Vice President

E.A. Straker................................................        5,000
  Sector Vice President and Director

J.H. Warner, Jr.............................................        2,000
  Executive Vice President and Director

All current executive officers as a group (24 persons)......      119,015

All current Directors as a group, excluding Directors who
 are
 also executive officers (14 persons).......................       55,000

All employees as a group, excluding all current
 executive officers and Directors (18,220 persons)..........    3,027,457

- ------------------------
(1) As of March 10, 1995, the Company and its subsidiaries had approximately 18,220 employees, excluding all current executive officers and Directors. Of this group, 3,956 employees received stock options during Fiscal 1995.

RECOMMENDATION OF THE BOARD OF DIRECTORS; VOTE REQUIRED

    The Board of Directors believes that approval of the 1995 Stock Option Plan is in the best interest of the Company and its stockholders because it provides a means by which the Company and its subsidiaries can attract and retain qualified key employees, directors and consultants and provide such personnel with an opportunity to participate in the increased value of the Company which their efforts, initiative and skill have helped produce. THE BOARD OF DIRECTORS HAS APPROVED THE 1995 STOCK OPTION PLAN AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL AND ADOPTION OF THE 1995 STOCK OPTION PLAN.

    The affirmative vote of the holders of a majority of the voting power of Class A Common Stock and Class B Common Stock, voting together as a single class, represented and voted at the Annual Meeting is required to approve the 1995 Stock Option Plan. If the 1995 Stock Option Plan is not approved by the Company's stockholders, it will not be implemented.

               APPROVAL OF THE 1995 EMPLOYEE STOCK PURCHASE PLAN

GENERAL

    The Company currently maintains the 1993 Employee Stock Purchase Plan (the "1993 Stock Purchase Plan") which provides for the purchase of Class A Common Stock by participating employees through voluntary payroll deductions. The 1993 Stock Purchase Plan expires by its terms on July 31, 1995. On April 14, 1995, the Board of Directors of the Company approved, subject to stockholder approval, the 1995 Employee Stock Purchase Plan (the "1995 Stock Purchase Plan"), which will enable employees to continue to purchase Class A Common Stock through payroll deductions for a three-year period. The 1995 Stock Purchase Plan will, if approved by the stockholders, authorize the issuance and the purchase by employees of up to 1,500,000 shares of Class A Common Stock in the aggregate (subject to adjustment under certain circumstances).

    The following summary of the terms and provisions of the 1995 Stock Purchase Plan is qualified in its entirety by reference to the full text of the 1995 Stock Purchase Plan, a copy of which is attached to this Proxy Statement as Annex II and incorporated herein by reference. All capitalized or quoted terms have the meanings ascribed to them in the 1995 Stock Purchase Plan unless otherwise defined herein.

ELIGIBILITY

    Generally, all of the Company's employees will be eligible to participate in the 1995 Stock Purchase Plan, except for employees of subsidiaries which have not been designated as eligible for participation. The Stock Purchase Committee may also impose eligibility requirements consistent with Section 423(b) of the Code. No employee, however, who owns capital stock of the Company having more than 5% of the voting power or value of such capital stock will be able to participate. An employee's eligibility to participate in the 1995 Stock Purchase Plan will terminate immediately upon the termination of his or her employment with the Company, upon a change in employment status to a leave of absence or upon transfer to an ineligible subsidiary. As of March 10, 1995, there were approximately 18,250 employees who would have been eligible to participate in the 1995 Stock Purchase Plan.

    Employees will be able to enroll in the 1995 Stock Purchase Plan by completing a payroll deduction authorization form and providing it to the designated officials of the Company. The minimum payroll deduction allowed is 3% of compensation and the maximum allowable deduction is 10% of compensation. No employee is entitled to purchase an amount of Class A Common Stock having a fair market value (measured as of its purchase date) in excess of $25,000 in any fiscal year pursuant to the 1995 Stock Purchase Plan and any other employee stock purchase plan which may be adopted by the Company.

PURCHASE OF SHARES

    Shares of Class A Common Stock purchased under the 1995 Stock Purchase Plan may be acquired in the Company's Limited Market or purchased from the Company out of its authorized but unissued shares. A maximum of 1,500,000 shares of Class A Common Stock (subject to adjustment under certain circumstances) has been authorized for issuance by the Company as newly issued shares under the 1995 Stock Purchase Plan. At each of four predetermined purchase dates during the year, the trustee under the 1995 Stock Purchase Plan (the "Trustee") will purchase for the account of each participant in the 1995 Stock Purchase Plan that whole number of shares of Class A Common Stock which may be acquired from the funds available in the participant's account, together with the Company's contribution described below.

    The Company will contribute a certain percent of the cost of each share of Class A Common Stock purchased under the 1995 Stock Purchase Plan. The percent of the cost of each share of Class A Common Stock to be contributed by the Company (the "Company Percent") will be determined by the Company's Employee Stock Purchase Committee (the "Stock Purchase Committee"), and will be between zero percent (0%) and fifteen percent (15%). The Company Percent will be five percent (5%) unless and until changed by the Stock Purchase Committee. On each purchase date, the Company will pay the Company Percent of the cost of each share purchased by the Trustee whether purchased in the Limited Market or as a newly issued share.

    The purchase price to be paid for the shares of Class A Common Stock acquired for the account of participants will be the Formula Price in effect as of the date of purchase. As of March 10, 1995, the Formula Price for the Class A Common Stock was $15.72 per share.

DISTRIBUTION AND VOTING RIGHTS

    Shares of Class A Common Stock acquired under the 1995 Stock Purchase Plan will be issued to each participant prior to any record date established by the Company for any vote of its stockholders and in the interim will be held by the Trustee for the account of such participant. The Trustee will vote the shares of Class A Common Stock held by it prior to distribution in accordance with the instructions received from employees with respect to the shares credited to their accounts.

RESTRICTIONS ON SHARES PURCHASED

    Pursuant to the Company's Certificate of Incorporation, all shares of Class A Common Stock purchased pursuant to the 1995 Stock Purchase Plan will be subject to the Company's right of repurchase upon the participant's termination of employment or affiliation with the Company at the then prevailing Formula Price. All such shares will also be subject to the Company's right of first refusal in the event that the participant desires to sell such shares other than in the Company's Limited Market.

WITHDRAWALS

    Participants may withdraw from the 1995 Stock Purchase Plan, terminate their election to purchase shares and obtain repayment of the balance of any monies held in their accounts at any time prior to the acquisition of shares of Class A Common Stock therewith. No interest will be paid on the money held in the accounts of the participants.

AMENDMENT AND TERMINATION

    The Board of Directors of the Company may suspend or amend the 1995 Stock Purchase Plan in any respect, except that no amendment may, without the approval of a majority of the voting power of the capital stock of the Company present or represented and entitled to vote at a duly constituted meeting of the stockholders, (i) increase the maximum number of shares authorized to be issued by the Company under the 1995 Stock Purchase Plan or (ii) deny to participating employees the right at any time to withdraw from the 1995 Stock Purchase Plan and thereupon obtain all amounts then due to their credit in their accounts.

    The 1995 Stock Purchase Plan will terminate on July 31, 1998, unless earlier terminated by the Board of Directors.

ADMINISTRATION

    The 1995 Stock Purchase Plan will be administered by the Stock Purchase Committee, whose members are appointed by the Company's Board of Directors to serve at the discretion of the Board. Members of the Stock Purchase Committee will not receive any compensation from the 1995 Stock Purchase Plan or the Company for services rendered in connection therewith.

TRUSTEE

    The Company or its designee will be the Trustee of the 1995 Stock Purchase Plan.

FEDERAL INCOME TAX CONSEQUENCES

    For federal income tax purposes, no taxable income will be recognized by a participant in the 1995 Stock Purchase Plan until the taxable year of sale or other disposition of the shares of Class A Common Stock acquired under the plan. When the shares are disposed of by a participant two years or more from the date such shares were purchased for the participant's account by the Trustee, the participant must recognize ordinary income for the taxable year of disposition to the extent of the lesser of (i) the excess of the fair market value of the shares on the purchase date over the amount of the purchase price paid by the participant (the "Discount") or (ii) the amount by which the fair market value of the shares at disposition or death exceeds the purchase price, with any gain in excess of such ordinary income amount being treated as a long-term capital gain, assuming that the shares are a capital asset in the hands of the participant. In the event of a participant's death while owning shares acquired under the 1995 Stock Purchase Plan, ordinary income must be recognized in the year of death in the amount specified in the foregoing sentence. When the shares are disposed of prior to the expiration of the two-year holding period (a "disqualifying disposition"), the participant must recognize ordinary income in the amount of the Discount, even if the disposition is by gift or is at a loss.

    In the cases discussed above (other than death), the amount of ordinary income recognized by a participant is added to the purchase price paid by the participant and this amount becomes the tax basis for determining the amount of the capital gain or loss from the disposition of the shares.

    Net capital gains are presently taxed at a maximum federal income tax rate of 28%, compared to a maximum rate of 39.6% for ordinary income. However, limitations on itemized deductions and the phaseout of personal exemptions may result in effective marginal tax rates higher than 28% for net capital gains and higher than 39.6% for ordinary income.

    The Company will not be entitled to a deduction at any time for the shares issued pursuant to the 1995 Stock Purchase Plan if a participant holding such shares continues to hold his or her shares or disposes of his or her shares after the required two-year holding period or dies while holding such shares. If, however, a participant disposes of such shares prior to the expiration of the two-year holding period, the Company is allowed a deduction to the extent of the amount of ordinary income includable in gross income by such participant for the taxable year as a result of the premature disposition of the shares.

    The foregoing discussion is intended only as a summary of certain relevant federal income tax consequences and does not purport to be a complete discussion of all of the tax consequences of participation in the 1995 Stock Purchase Plan. Accordingly, participants should consult their own tax advisors with respect to all federal, state and local tax effects of participation in the 1995 Stock Purchase Plan. Moreover, the Company does not represent that the foregoing tax consequences will apply to any participant's specific circumstances or will continue to apply in the future and makes no undertaking to maintain the tax-qualified status of the 1995 Stock Purchase Plan.

BENEFITS

    Set forth below are the estimated benefits that would have been received under the 1995 Stock Purchase Plan in Fiscal 1995, if such plan had been in effect, by the Named Executive Officers, all current executive officers as a group, all current Directors as a group (excluding Directors who are also executive officers) and all eligible employees as a group (excluding all current executive officers). The estimated benefits shown for such individuals and groups under the 1995 Stock Purchase Plan are the actual benefits received by such individuals and groups under the 1993 Stock Purchase Plan based on the assumption that each such individual and member of such group would have participated at the same level as such individual and such member participated in the 1993 Stock Purchase Plan during Fiscal 1995. Such information is provided for illustrative purposes only. The benefits which such individuals or groups will actually receive if they elect to participate in the 1995 Stock Purchase Plan are not determinable because such benefits will be dependent upon the level of participation selected by the participant and may be more or less than the amount of benefits received by the individuals or groups in Fiscal 1995 under the 1993 Stock Purchase Plan. Assuming no change in the Company Percent, the dollar value of benefits received from participating in the 1995 Stock Purchase Plan will be equal to the 5% Company contribution towards the purchase of shares of Class A Common Stock under the Plan and the maximum benefit available in any year to any participant under the 1995 Stock Purchase Plan will be $1,250 (i.e., 5% of $25,000).

                            1995 STOCK PURCHASE PLAN

                                                              ESTIMATED DOLLAR
                                                                  VALUE OF
NAME AND PRINCIPAL POSITION                                       BENEFITS
- ------------------------------------------------------------  ----------------
J.R. Beyster................................................             0(1)
  Chairman of the Board and Chief Executive Officer

L.A. Kull...................................................             0(1)
  President, Chief Operating Officer and Director

D.M. Kerr...................................................             0(1)
  Corporate Executive Vice President

E.A. Straker................................................             0(1)
  Sector Vice President and Director

J.H. Warner, Jr.............................................             0(1)
  Executive Vice President and Director

All current executive officers as a group (24 persons)......             0(1)

All current Directors as a group, excluding Directors who
 are also executive officers (14 persons)...................             0(2)

All employees, excluding all current
 executive officers (18,226 persons)(3)                           $210,000

- ------------------------
(1) In Fiscal 1995, none of the Named Executive Officers or current executive officers participated in or received any benefits under the 1993 Stock Purchase Plan.

(2) Directors who are not employees of the Company are not eligible to participate in the 1995 Stock Purchase Plan. Of the 14 current Directors who are not executive officers, five Directors were eligible to participate in the 1993 Stock Purchase Plan. In Fiscal 1993, none of such Directors participated in or received any benefits under the 1993 Stock Purchase Plan.

(3) As of January 31, 1995, there were 1,632 employees participating in the 1993 Stock Purchase Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS; VOTE REQUIRED

    The Board of Directors believes that approval of the 1995 Stock Purchase Plan is in the best interest of the Company and its stockholders because it provides a means for employees to become stockholders of the Company or increase their present stock ownership. THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE 1995 STOCK PURCHASE PLAN AND RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL AND ADOPTION OF THE 1995 STOCK PURCHASE PLAN.

    The affirmative vote of the holders of a majority of the voting power of Class A Common Stock and Class B Common Stock, voting together as a single class, present or represented and entitled to vote at the Annual Meeting is required to approve the 1995 Stock Purchase Plan. If the 1995 Stock Purchase Plan is not approved by the Company's stockholders, it will not be implemented.

               APPROVAL OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

    The Board of Directors has appointed Price Waterhouse LLP as independent accountants for the Company for the fiscal year ending January 31, 1996, subject to approval by the stockholders of the Company. Price Waterhouse LLP has served as the Company's independent accounting firm since 1977. There is no requirement in the Company's Charter or Bylaws that the selection of independent accountants be submitted to a vote of stockholders. However, the Board of Directors deems this matter to be of such importance that it has concluded that it should be subject to approval of the stockholders. If the stockholders do not approve the appointment of Price Waterhouse LLP, the Board of Directors will reconsider such appointment.

    It is anticipated that a representative of Price Waterhouse LLP will be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so. Such representative will also be available to respond to appropriate questions.

               STOCKHOLDER PROPOSALS FOR THE 1996 ANNUAL MEETING

    Any stockholder proposals intended to be presented at the 1996 Annual Meeting of Stockholders must be received by the Company no later than February 15, 1996 in order to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to that meeting. In addition, Section 2.01 of the Company's Bylaws provides that in order for a stockholder to propose any matter for consideration at an annual meeting of the Company (other than by inclusion in the Company's Proxy Statement), such stockholder must have given timely prior written notice to the Corporate Secretary of the Company of his or her intention to bring such business before the meeting. To be timely, notice must be received by the Company not less than 50 days nor more than 75 days prior to the meeting (or if fewer than 65 days' notice or prior public disclosure of the meeting date is given or made to stockholders, not later than the 15th day following the day on which the notice of the date of the meeting was mailed or such public disclosure was made). Such notice must contain certain information, including a brief description of the business the stockholder proposes to bring before the meeting, the reasons for conducting such business at the annual meeting, the class and number of shares of Common Stock beneficially owned by the stockholder who proposes to bring the business before the meeting and any material interest of such stockholder in the business so proposed.

                                 ANNUAL REPORT

    The Company's 1995 Annual Report to Stockholders for the year ended January 31, 1995, which includes audited financial statements, is being mailed with this Proxy Statement to stockholders of record on May 19, 1995.

    The Company will provide without charge to any stockholder, upon request, a copy of its Form 10-K Annual Report for the year ended January 31, 1995 (without exhibits), as filed with the Securities and Exchange Commission. Requests should be directed in writing to Science Applications International Corporation, 10260 Campus Point Drive, San Diego, California 92121, Attention: Corporate Secretary.

                                          By Order of the Board of Directors

                                          [Sig]

                                          J. Dennis Heipt
                                          Corporate Secretary

June 14, 1995

                                                                         ANNEX I

                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
                             1995 STOCK OPTION PLAN

1.  PURPOSE

    Science Applications International Corporation (the "Company") hereby establishes the Science Applications International Corporation 1995 Stock Option Plan (the "Plan"). The purpose of the Plan is to advance the interests of the Company and its stockholders by providing a means by which the Company and its Subsidiaries can attract and retain qualified key employees, directors and consultants and provide such personnel with an opportunity to participate in the increased value of the Company which their effort, initiative and skill have helped produce.

2.  DEFINITIONS

    (a) "Board" shall mean the Board of Directors of the Company.

    (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

    (c) "Common Stock" shall mean the Class A Common Stock of the Company, par value $.01.

    (d) "Committee" shall mean the Company's Stock Option Committee responsible for administering the Plan.

    (e) "Employee/Optionee" shall mean an Optionee who is an employee of the Company or any Subsidiary.

    (f) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

    (g) "Exercise Price" shall mean the price per share at which an Option may be exercised, as determined by the Committee and as specified in the Optionee's option agreement.

    (h) "Formula Price" shall mean the price per share of Common Stock as established by the Board from time to time.

    (i) "Option" shall mean an option to purchase Common Stock granted pursuant to the Plan.

    (j) "Optionee" shall mean any person who holds an Option pursuant to the Plan.

    (k) "Plan" shall mean this Science Applications International Corporation 1995 Stock Option Plan, as it may be amended from time to time.

    (l) "Purchase Price" shall mean at any particular time the Exercise Price times the number of shares for which an Option is being exercised.

    (m) "Subsidiary" as used in the Plan means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations, other than the last corporation in such chain, owns at least fifty percent (50%) of the total voting power in one of the other corporations in such chain.

3.  ADMINISTRATION

    (a) THE COMMITTEE. The Plan shall be administered by the Committee which shall consist of not less than three nor more than seven directors appointed by the Board. Any vacancies on the Committee will be filled by the Board or the Operating Committee of the Board. Each Committee member shall be a "disinterested person" as defined in Rule 16b-3 under the Exchange Act. Members of the Committee shall not be eligible to receive Options under the Plan while they are serving on the Committee; however, service by a director on the Committee shall not affect in any way Options which may be granted to such director while not serving on the Committee. No member of the Committee shall be liable for any action or determination in respect thereto, if made in good faith.

    (b) POWERS OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion and on behalf of the
Company:

        (i) to grant Options;

        (ii) to determine whether the Options granted are intended to be incentive stock options or non-qualified stock options;

       (iii) to determine the Exercise Price per share of Options to be granted;

        (iv) to determine the individuals to whom, and the time or times at which, Options shall be granted and the number of shares for which an Option will be exercisable;

        (v) to interpret the Plan;

        (vi) to prescribe, amend, and rescind rules and regulations relating to the Plan;

       (vii) to determine the terms and provisions of each Option granted and, with the consent of the Optionee, to modify or amend each Option;

      (viii) to accelerate or defer, with the consent of the Optionee, the exercise date of any Option;

        (ix) with the consent of the Optionee, to reprice, cancel and regrant, or otherwise adjust the Exercise Price of an Option previously granted by the Committee; and

        (x) to make all other determinations deemed necessary or advisable for the administration of the Plan.

    (c) COMMITTEE DISCRETION. In exercising its authority, the Committee shall have the broadest possible discretion and the Committee's determinations under the Plan made in good faith shall be binding and conclusive on Optionees and other persons claiming entitlements under the Plan. In no event shall a Committee determination with respect to a particular Optionee or provision of the Plan be binding with respect to any other Optionee (even if similarly situated) nor with respect to any future determinations regarding the same or other provisions of the Plan.

4.  ELIGIBILITY

    (a) GENERAL. The individuals who shall be eligible to participate in the Plan and to receive Options hereunder shall be such key employees, directors and consultants of the Company and its Subsidiaries as the Committee shall from time to time determine. The Committee may designate one or more directors who are not eligible for participation in the Plan for a specified period of time. No Option shall be granted to any person who, at the time the Option is granted, owns (including stock owned by application of the constructive ownership rules of Section 425(d) of the Code) stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company or any Subsidiary.

    (b) INCENTIVE STOCK OPTIONS. No Option which is designated as an incentive stock option shall be granted to any person who, at the time the Option is granted, is not an employee of the Company or a Subsidiary. The aggregate fair market value (determined as of the time the Option is granted) of the Common Stock with respect to which Options designated as incentive stock options are exercisable for the first time by an employee shall not exceed $100,000 during any calendar year (under all plans of the Company or any Subsidiary which provide for the granting of an incentive stock option).

5.  STOCK SUBJECT TO THE PLAN

    Options may be granted permitting the purchase of the aggregate of not more than 12,000,000 shares of the Company's Common Stock, subject to adjustment pursuant to Section 10 hereof. These shares may consist either in whole or in part of shares of the Company's authorized but unissued Common Stock or shares of the Company's authorized and issued Common Stock reacquired by the Company and held in its treasury. If an Option granted under this Plan is surrendered, expires or for any other reason ceases to be exercisable in whole or in part, the shares which were subject to any such Option but as to which the Option ceases to be exercisable shall be available for Options to be granted under the Plan.

6.  STOCK OPTIONS

    (a) OPTIONS. The Options granted pursuant to the Plan may be "incentive stock options" within the meaning of Section 422 of the Code or non-qualified stock options. Options designated to be incentive stock options shall be designated as such in the option agreements evidencing such Options.

    (b) OPTION AGREEMENTS. Options shall be evidenced by written option agreements between the Optionee and the Company in such form as the Committee shall from time to time determine. No Option or purported Option shall be a valid and binding obligation of the Company unless previously granted by the Committee and evidenced in writing by such an option agreement. If an option agreement is not executed by the Optionee and returned to the Company within the time prescribed in the option agreement, the Option evidenced thereby will be forfeited and the option agreement will be null and void. Appropriate officers of the Company are hereby authorized to execute and deliver option agreements in the name of the Company, as directed from time to time by the Committee.

    (c) EXERCISE PRICE. The Exercise Price at which Options may be granted under the Plan shall be not less than one hundred percent (100%) of the fair market value of the Common Stock on the day the Option is granted, but may be less than the Exercise Price or Prices of previously granted Options, whether in effect, canceled or expired. As long as the Company's Common Stock is not listed on any national securities exchange or traded on a regular basis (as determined by the Company's Board or a Committee of the Board to which the Board has delegated the authority to make such determination) on the over-the-counter market, fair market value may be taken as the Formula Price as in effect at the date of grant.

    (d) DATE OF GRANT. The Committee shall, after it approves the granting of an Option to a participant, cause the participant to be notified of such action. The date on which the Committee approves the granting of an Option shall be considered the date on which such Option is granted.

    (e) TERMS OF EXERCISE. The right to purchase shares covered by any Option or Options under the Plan shall be exercisable only in accordance with the terms and conditions of the grant to such Optionee. The Committee may, in its discretion, provide that such Option or Options may be exercised in whole or in part, in installments, cumulative or otherwise, for any period or periods of time specified by the Committee of not more than ten years from the date of the grant of the Option. Subject to the provisions of Paragraph 9, that portion of an Option which is exercisable on an installment basis may not be exercised prior to the expiration of the applicable installment period.

    (f) NON-TRANSFERABILITY. An Option granted under the Plan may not be transferred except by will or the laws of descent and distribution and, during the lifetime of the Optionee to whom granted, may be exercised only by such Optionee or his conservator or other legal representative.

    (g) LIMIT ON OPTION GRANTS. In no event may any single Optionee receive Option grants for more than 500,000 shares of Common Stock in the aggregate.

7.  EXPIRATION AND TERMINATION

    (a) EXPIRATION OF OPTION. Each Option and all rights and obligations thereunder shall, subject to the provisions of Paragraph 9, expire on a date to be determined by the Committee, such date, however, in no event to be later than ten (10) years from the date an Option is granted.

    (b) TERMINATION OF EMPLOYMENT OR AFFILIATION. Subject to the provisions of Paragraph 9, that portion of an Option which is exercisable on an installment basis may not be exercised unless the Optionee shall continue in the employ or affiliation of the Company or any of its Subsidiaries during the entire period to which such installment relates. Except as set forth below in Paragraphs 7(c) through (e) or otherwise set forth in an option agreement, all Options granted to an Optionee under this Plan shall terminate and no longer be exercisable as of the date such Optionee ceases to be employed or affiliated with the Company or any Subsidiary; provided, however, the Committee in its discretion may extend the period of time that such Optionee may exercise such Optionee's Options, but in no event may the Committee extend such period of time beyond the expiration date of the Options or beyond ten (10) years from the date of grant of such Options.

    (c) TERMINATION DUE TO RETIREMENT OR PERMANENT TOTAL DISABILITY. In the event an Employee/Optionee's employment with the Company or any Subsidiary shall terminate as the result of normal retirement, permanent total disability or early retirement under the terms of a retirement or pension plan maintained by the Company and in which such Employee/Optionee is a participant, such
Employee/Optionee may, at any time within ninety (90) days after such termination of employment, exercise such Employee/Optionee's Options to the extent that the Employee/Optionee was entitled to exercise them on the date of such termination of employment, unless such Options would expire pursuant to their terms at an earlier date, in which case such Options shall remain exercisable only until the earlier expiration date.

    (d) DEATH. If an Optionee dies while in the employ or affiliation of the Company or of a Subsidiary without having fully exercised such Optionee's Options, such Options may, within one (1) year of the Optionee's death (or within such shorter period as may be specified in the Option by the Committee), be exercised by the beneficiary designated pursuant to Paragraph 8(c), or if there is no such surviving beneficiary, by the person or persons to whom the Optionee's rights under the Option shall pass by will or by the applicable laws of descent and distribution to the extent that such deceased Optionee was entitled to exercise the Options on the date of death, unless such Options would expire pursuant to their terms at an earlier date, in which case such Options shall remain exercisable only until the earlier expiration date.

    (e) LEAVES OF ABSENCE. An Employee/Optionee who is on a leave of absence pursuant to the terms of the Company's Administrative Policy No. B-11 "Unpaid Personal Leave of Absence" or any amended or replacement policy thereof, shall not, during the period of any such absence be deemed, by virtue of such absence alone, to have terminated such Employee/Optionee's employment with the Company or any Subsidiary except as the Committee may otherwise expressly provide. Except as otherwise determined by the Committee, or unless otherwise required by applicable law, unless such Employee/Optionee is on a Medical Leave (as hereinafter defined), all rights which such Employee/Optionee would have had to exercise Options granted hereunder will be suspended during the period of such leave of absence. Upon such Employee/ Optionee's return to the Company or any Subsidiary, all rights to exercise Options shall be restored to the extent such Options are exercisable at that time. The Committee in its discretion may permit the exercise, while on a leave of absence, of Options which would otherwise expire or may defer the expiration date of such Options, but not beyond ten (10) years from their date of grant. An Employee/Optionee who is on a Medical Leave shall have all rights to exercise such Employee/Optionee's Options that such Employee/ Optionee would have had if such Employee/Optionee were not on a Medical Leave. For purposes of this Paragraph 7(e), "Medical Leave" shall be defined as a leave of absence for medical reasons which shall begin after ninety-one (91) consecutive calendar days of total disability leave and shall remain in effect until the earlier of a release by the attending physician for the Employee/Optionee to return to work or until the termination of employment. In the case of incentive stock options which would otherwise cease to be incentive stock options during a leave of absence by virtue of the operation of Treasury Regulations Section 1.421(7)(h)(2), the Committee, in its sole discretion, may permit exercise of the incentive stock option while on such a leave of absence or may permit conversion of such incentive stock option to a non-qualified stock option with otherwise identical terms.

8.  EXERCISE OF OPTIONS

    (a) The Purchase Price shall be paid in full when the Option is exercised. The Purchase Price may be paid in whole or in part in (i) cash or (ii) whole shares of Common Stock of the Company evidenced by negotiable certificates, valued at the Formula Price in effect on the date of exercise; provided, however, that unless an exception is granted by the Secretary of this Corporation, shares of Common Stock of the Company acquired through the exercise of a stock option must have been owned by the Optionee for at least six months before such shares of Common Stock may be used to pay the Purchase Price. The Company or any Subsidiary shall be entitled to deduct from other compensation payable to each Optionee any sums required by federal, state or local tax law to be withheld with respect to the exercise of an Option but, in the alternative, may require the Optionee or other person exercising the Option to pay, or the Optionee or such other persons may pay, such sums to the employer corporation at the time of such exercise. The Committee shall have the authority in its discretion to allow withholding on exercise of an Option to be satisfied by withholding from the shares to be issued upon the exercise of the Option a number of shares, valued at the

Formula Price in effect on the date of exercise of the Option, equal in value to the withholding requirement. In allowing such withholding in Common Stock, the Committee may prescribe such rules as may be required to satisfy Rule 16b-3 under the Exchange Act.

    (b) An Optionee shall have no rights as a shareholder of the Company with respect to any shares for which his or her Option is exercisable until the date of exercise of such Option and the issuance of a stock certificate for such shares. No adjustment shall be made for dividends, ordinary or extraordinary or whether in currency, securities or other property, distributions, or other rights for which the record date is prior to the date such stock certificate is issued.

    (c) Each Optionee may name a beneficiary or beneficiaries (who may be named contingently or successively) to whom the right to exercise Options following the Optionee's death (as provided in Paragraph 7(d)) shall pass. Each designation will revoke any prior designations by the same Optionee, shall be on a form prescribed by the Committee, and shall be effective only when filed by the Optionee in writing with the Committee during the lifetime of the Optionee. In the absence of any such designation, the right to exercise any unexercised Options following the death of the Optionee shall pass to the person or persons to whom the Optionee's rights under the Option pass by will or by the applicable laws of descent and distribution.

9.  CHANGE IN CONTROL

    Notwithstanding any provision of Paragraph 7 above to the contrary but subject to the provisions of Paragraph 4(b) above, any Option granted pursuant to the Plan shall, in the case of a Change In Control (as hereinafter defined) of the Company, become fully exercisable as to all shares of Common Stock to which it relates from and after the date of such Change In Control. For purposes of this Paragraph 9, the term "Change in Control" shall be deemed to occur upon any "person" (as defined in Section 13(d) of the Exchange Act), other than the Company or any Subsidiary or employee benefit plan or trust maintained by the Company or any Subsidiary, becoming the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of more than 25% of the Common Stock of the Company outstanding at such time, without the prior approval of the Board. If the provisions of this Paragraph 9 are limited by the $100,000 limit of Paragraph 4(b) above, the acceleration of exercisability provided under this Paragraph 9 shall be first applied to those incentive stock options having the lowest Exercise Price. Any remaining Options which would have become exercisable but for the $100,000 limit shall become exercisable on the first date on which they may become exercisable without exceeding the $100,000 limit.

10.  LOANS

    The Company may, but shall not be obligated to, provide to any Optionee a loan or guarantee on behalf of any Optionee a loan to facilitate the exercise of Options on such terms and conditions as agreed to by the Committee.

11.  CAPITAL ADJUSTMENTS

    The aggregate number of shares of the Company's Common Stock subject to this Plan, the maximum number of shares as to which Options may be granted to any one Optionee hereunder, and the number of shares and the Exercise Price shall be appropriately adjusted, as determined by the Committee in its discretion, for any increase or decrease in the number of shares of Common Stock which the Company has issued resulting from any stock split, stock dividend, combination of shares or any other change, or any exchange for other securities or any reclassification, reorganization, redesignation, recapitalization, or otherwise.

12.  NO EMPLOYMENT OBLIGATION

    An Employee/Optionee's employment with the Company or a Subsidiary is not for any specified term and may be terminated by such Employee/Optionee or by the Company or a Subsidiary at any time, for any reason, with or without cause. Nothing in this Plan or in any option agreement pursuant to this Plan shall confer upon any Optionee any right to continue in the employ of, or affiliation with, the Company or a Subsidiary nor constitute any promise or commitment by the Company or a Subsidiary regarding future positions, future work assignments, future compensation or any other term or condition of employment or affiliation.

13.  GOVERNMENT AND STOCK EXCHANGE REGULATIONS

    The Company shall not be required to issue any shares upon the exercise of any Option unless and until the Company has fully complied with any then applicable requirements by the Securities and Exchange Commission, the California Corporations Commissioner, or other regulatory agencies having jurisdiction, and of any exchanges upon which Common Stock of the Company may be listed.

    Upon the exercise of an Option at a time when there is not in effect a registration statement under the Securities Act of 1933 or a similar statute (the "Act") relating to the stock issuable upon exercise thereof and available for delivery a prospectus meeting the requirements of Section 10(a)(3) of said Act, or if the rules or interpretations of the Securities and Exchange Commission so require, the stock may be issued only if the holder represents and warrants in writing to the Company that the shares purchased are being acquired for investment and not with a view to distribution thereof.

14.  AMENDMENT, SUSPENSION OR TERMINATION OF PLAN

    The Board or the Operating Committee of the Board may at any time suspend or terminate the Plan and may amend it from time to time in such respects as the Board or the Operating Committee may deem advisable in order that Options granted thereunder shall conform to any change in the law, or in any other respect which the Board or the Operating Committee may deem to be in the best interests of the Company; provided, however, that no such amendment shall, without the approval of a majority of the voting power of the capital stock of the Company present or represented and entitled to vote at a duly constituted meeting of the stockholders, (i) increase the maximum number of shares for which Options may be granted under the Plan, except as specified in Paragraph 11, (ii) change the provisions of Paragraph 6(c) relating to the establishment of the Exercise Price other than to change the manner of determination the fair market value of the Company's Common Stock to conform with any then applicable provisions of the Code or regulations issued thereunder, or (iii) permit the granting of Options to members of the Committee. No Option may be granted during any suspension, or after termination of the Plan.

15.  NO IMPLIED RIGHTS OR OBLIGATIONS

    The Company, in establishing and maintaining this Plan as a voluntary and unilateral undertaking, expressly disavows the creation of any rights in Optionees or others claiming entitlements under the Plan or any obligations on the part of the Company, any Subsidiary or the Committee, except as expressly provided herein.

16.  EMPLOYEES BASED OUTSIDE OF THE UNITED STATES

    Notwithstanding any provision of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws or regulations in other countries in which the Company and its subsidiaries operate or have employees, the Committee, in its sole discretion, shall have the power and authority to (i) determine which employees employed outside the United States are eligible to participate in the Plan, (ii) modify the terms and conditions of any Options granted to employees who are employed outside the United States and (iii) establish subplans, modified option exercise procedures and other terms and procedures to the extent such actions may be necessary or advisable.

17.  EFFECTIVE DATE

    The effective date of the Plan shall be July 14, 1995.

18.  TERMINATION DATE

    Unless the Plan shall have been previously terminated by the Board or the Operating Committee of the Board, the Plan shall terminate on July 31, 1998, except as to Options theretofore granted and outstanding under the Plan at that date, and no Option shall be granted after that date.

19.  GOVERNING LAW

    The Plan and all option agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

                                                                        ANNEX II

                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
                       1995 EMPLOYEE STOCK PURCHASE PLAN

1.  PURPOSE.

    Science Applications International Corporation (the "Company") hereby establishes the Science Applications International Corporation 1995 Employee Stock Purchase Plan (the "Plan"). The purpose of the Plan is to secure for the Company and its stockholders the benefits inherent in the ownership of capital stock of the Company by employees of the Company and its subsidiaries. The Plan is intended to provide to all eligible employees of the Company and designated subsidiaries an opportunity to purchase shares of Class A Common Stock through payroll deductions. It is intended that the Plan shall qualify under Section 423(b) of the Code.

2.  DEFINITIONS.

    (a) "Board" shall mean the Board of Directors of the Company.

    (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

    (c) "Committee" shall mean the Company's Employee Stock Purchase Committee responsible for administering the Plan.

    (d) "Company Percent" shall mean the percent of the purchase price contributed by the Company pursuant to the provisions of Paragraph 11. The Company Percent shall be from zero percent (0%) to fifteen percent (15%) and shall initially be five percent (5%) until changed by the Committee.

    (e) "Formula Price" shall mean the formula price as defined in the Company's Certificate of Incorporation.

    (f) "Limited Market" shall mean the limited secondary market maintained by Bull, Inc., a wholly-owned subsidiary of the Company.

    (g) "Participant Percent" shall mean the difference between one hundred percent and the Company Percent.

    (h) "Plan Year" shall mean February 1 through January 31 of each year.

    (i) "Trustee" shall mean the Trustee for the Plan and shall be either the Company or its designee.

3.  STOCK SUBJECT TO THE PLAN.

    The capital stock which may be purchased under the Plan is the Class A Common Stock, par value $.01 per share (the "Common Stock"), of the Company, which may be either authorized and unissued shares or issued shares. The Common Stock purchased by the Trustee for employee stock purchase accounts under the Plan shall be subject to the terms, conditions and restrictions as set forth in the Plan, as well as restrictions set forth in the Company's Certificate of Incorporation. The Company has reserved 1,500,000 shares of Common Stock for issuance under the Plan.

4.  ADMINISTRATION.

    (a) The Plan shall be administered by the Committee. The Committee shall have the number of members as determined by the Board with a minimum of three members. The members of the Committee shall be appointed by and serve at the discretion of the Board. Each such Committee member shall be a stockholder of the Company and may be a director. Vacancies occurring in the membership of the Committee shall be filled by appointment of the Board.

    (b) Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion and on behalf of the Company:

        (i) to determine and change from time to time the Company Percent;

        (ii) to prescribe, amend and rescind rules and regulations relating to the Plan;

       (iii) to prescribe forms for carrying out the provisions and purposes of the Plan;

        (iv) to interpret the Plan; and

        (v) to make all other determinations deemed necessary or advisable for the administration of the Plan.

    (c) In exercising its authority, the Committee shall have the broadest possible discretion and the Committee's determinations under the Plan made in good faith shall be binding and conclusive on participating employees and other persons claiming entitlements under the Plan. In no event shall a Committee determination with respect to a particular employee or provision of the Plan be binding with respect to any other employee (even if similarly situated) nor with respect to any future determinations regarding the same or other provisions of the Plan. No member of the Committee shall be liable for any action or determination in respect thereto, if made in good faith.

    (d) The Committee shall maintain written minutes of its proceedings. A majority of the Committee shall constitute a quorum. The acts of the majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members, shall be the acts of the Committee.

5.  ELIGIBILITY.

    (a) Subject to the terms, provisions and conditions of the Plan, each employee of the Company or of a participating subsidiary of the Company shall be eligible to participate in the Plan except for an employee who owns capital stock having five percent (5%) or more of the total combined voting power or value of all classes of capital stock of the Company or its subsidiaries. The subsidiaries whose employees may participate in the Plan shall be designated from time to time by the Committee. The Committee may also impose additional eligibility requirements consistent with Section 423(b) of the Code.

    (b) An employee shall cease to be eligible to participate in the Plan (i) upon termination of employment with the Company or with a subsidiary thereof, whether by death, total disability, retirement or otherwise, (ii) upon a change in employment status to Leave of Absence pursuant to the terms of the Company's Administrative Policy No. B-11 "Unpaid Personal Leave of Absence," unless the participant is on Medical Leave (as hereinafter defined), or (iii) upon transfer to a subsidiary of the Company designated by the Committee as ineligible for participation. An employee shall again become eligible to participate in the Plan as of the date of such person's re-employment by the Company or by a participating subsidiary of the Company. For purposes of this Paragraph 5(b), "Medical Leave" shall be defined as a leave of absence for medical reasons which shall begin after ninety-one (91) consecutive calendar days of total disability leave and shall remain in effect until the earlier of a release by the attending physician for the employee to return to work or until the termination of employment.

    (c) No employee shall be entitled to purchase shares of Common Stock with a fair market value (measured as of its purchase date) of more than twenty-five thousand dollars ($25,000.00) in any Plan Year pursuant to the Plan and any other "employee stock purchase plan" (as such term is defined in Section 423(b) of the Code and regulations issued thereunder) of the Company or any of its subsidiaries, or at any other rate of purchase that exceeds the rate allowed for plans qualifying under Section 423(b) of the Code.

6.  PARTICIPATION IN THE PLAN.

    (a) An eligible employee may enter the Plan at any time prior to its termination by completing a payroll deduction authorization form and delivering such form in the manner prescribed by the Committee. The employee's payroll deduction authorization form shall authorize regular payroll deductions from the employee's compensation.

    (b) The participating employee's payroll deduction authorization form shall also designate the Company or the Company's designee to be Trustee for participating employees with respect to all stock certificates for shares purchased under the Plan. All such stock certificates representing shares purchased for such participating employees shall be delivered to and held by the Trustee. The Trustee will maintain an account for each participating employee showing the number of shares credited to the participating employee's account. Prior to any record date established by the Company for any vote of its stockholders, the Trustee shall distribute to each participant a stock certificate representing all shares purchased under the Plan and credited to the participating employee's account and not yet distributed.

    (c) A participating employee suffering from financial hardship shall be eligible to apply to the Committee for an early distribution of such employee's interest in the Plan. The decision for an early distribution based upon financial hardship shall be at the sole discretion of the Committee. As soon as practicable after the approval of an early distribution to an employee based upon financial hardship, the Trustee shall distribute to the employee all cash credited to his or her stock purchase account and shall release all shares credited to his or her stock purchase account.

7.  PAYROLL DEDUCTIONS.

    (a) Payroll deductions for employees shall be in an amount specified by the employee in his or her payroll deduction authorization form, but not less than three percent (3%) nor more than ten percent (10%) of his or her compensation, expressed as a whole percentage of such compensation. Compensation as used herein shall be as defined by the Committee; provided, however, it shall include the regular wages, salary or commissions paid to the employee. Payroll deductions shall be credited to the stock purchase account to be maintained for each participating employee.

    (b) A participating employee may at any time increase or decrease the amount of his or her payroll deduction (within the minimum and maximum limits provided for in Paragraph 7(a) above) by delivering a new payroll deduction authorization form in the manner prescribed by the Committee. The change shall become effective as soon as practicable after delivery of the payroll deduction authorization form.

8.  STOCK PURCHASE ACCOUNTS.

    (a) Amounts credited to a participating employee's stock purchase account may not be assigned, transferred, pledged, hypothecated or otherwise disposed of in any way by a participating employee other than by will or the laws of descent and distribution and any attempt to do so shall be null and void and without effect.

    (b) No interest will be paid on the amounts credited to a participating employee's stock purchase account, unless required by applicable law.

9.  PURCHASE PRICE OF SHARES.

    Unless otherwise determined by the Board of Directors, the purchase price of each share of Common Stock purchased under the Plan shall be the "Formula Price" in effect as of the date of purchase.

10.  PURCHASE OF SHARES.

    (a) Shares will be purchased by the Trustee on the Company's Limited Market maintained by Bull, Inc., a wholly-owned subsidiary of the Company, or shares will be issued by the Company from the remaining balance of those shares reserved for issuance under Paragraph 3 of the Plan.

    (b) Stock purchases shall be made on predetermined purchase dates which shall coincide with the dates that trades are conducted on the Limited Market by Bull, Inc. If on any purchase date a participating employee has sufficient funds credited to his or her stock purchase account to pay the Participant Percent of the purchase price of one or more whole shares of Common Stock, the Trustee shall then purchase such number of shares at the applicable price per share. The employee's stock purchase account thereupon shall be charged with the Participant Percent of the purchase price of such shares. Only whole shares may be purchased. Any balance remaining in the participating employee's stock purchase account will remain in such stock purchase account and be treated as part of the accumulations for the succeeding purchase date.

    (c) With respect to both newly issued shares of Common Stock which are purchased for the account of participating employees under the Plan and shares so purchased on the Limited Market, a stock certificate will be issued in the name of the Trustee and held by the Trustee in accordance with Paragraph 6 of the Plan.

Notwithstanding that such shares are held by the Trustee for participating employees, each participant shall have all the rights and privileges of a stockholder with respect to the shares purchased for the participating employee's account, subject to the provisions of Paragraphs 6 and 10(d).

    (d) Shares held in the Plan by the Trustee may not be sold, transferred, pledged as collateral or in any way encumbered for so long as the shares are held by the Trustee.

11.  COMPANY CONTRIBUTIONS.

    The Company shall contribute the Company Percent of the purchase price of each share of Common Stock purchased under the Plan. On each purchase date, the Company will, through the Trustee and under the direction of the Committee, pay the Company Percent of the purchase price of each share purchased by the Trustee, whether purchased on the Limited Market or as a newly issued share. No contribution shall be made by the Company into an employee's stock purchase account.

12.  TERMINATION OF PARTICIPATION AND RE-ENTRY.

    (a) An employee may terminate participation in the Plan at any time by completing a payroll deduction authorization form and delivering such form in the manner prescribed by the Committee. Such employee's participation in the Plan shall terminate as soon as practicable upon receipt of the payroll deduction authorization form by the Company. An employee who terminates participation in the Plan pursuant to this Paragraph 12(a) shall not be eligible to reenter the Plan until the first business day of the following Plan Year.

    (b) In the event that a participating employee ceases to be eligible to participate in the Plan as described in Paragraph 5(b) or terminates participation in the Plan or the Plan terminates or is terminated, any cash credited to such employee's stock purchase account will be distributed to the participating employee, or in the event of the death of the participating employee, to his or her estate. Any shares held by the Trustee for an employee whose employment with the Company or a subsidiary thereof is terminated will be delivered by the Trustee to the Company for repurchase pursuant to the provisions of Article Fourth of the Company's Certificate of Incorporation.

13.  GOVERNMENT AND STOCK EXCHANGE REGULATIONS.

    The Company shall not be required to sell or deliver any shares of Common Stock under the Plan unless and until the Company has fully complied with any then applicable requirements of the Securities and Exchange Commission, state securities commissions, or other regulatory agencies having jurisdiction, and of any exchanges upon which Common Stock of the Company may be listed.

14.  APPLICATION OF FUNDS.

    All funds received or held by the Company or by any subsidiary under the Plan as a result of the sale of newly issued shares of Common Stock under the Plan may be used for any corporate purpose.

15.  RECAPITALIZATION.

    In the event any change, such as a stock split, reverse stock split, or stock dividend, is made in the Company's capitalization which results in an adjustment in the number of shares of capital stock outstanding without receipt of consideration by the Company, appropriate adjustment as determined by the Committee in its discretion, shall be made in the number of shares reserved for issuance as provided in Paragraph 3 of the Plan and in the number of shares allocated to an employee under the Plan.

16.  WITHHOLDING.

    The Company shall be entitled to make appropriate arrangements to comply with any withholding requirements imposed by federal, state or local law with respect to the purchase or disposition of shares of Common Stock under the Plan, including, without limitation, payroll withholding or withholding from proceeds of a disposition of shares of Common Stock acquired under the Plan.

17.  NO EMPLOYMENT OBLIGATION

    An employee's employment with the Company or a subsidiary is not for any specified term and may be terminated by such employee or by the Company or a subsidiary at any time, for any reason, with or without cause. Nothing in this Plan shall confer upon any employee any right to continue in the employ of, or affiliation with, the Company or a subsidiary nor constitute any promise or commitment by the Company or a subsidiary regarding future positions, future work assignments, future compensation or any other term or condition of employment or affiliation.

18.  AMENDMENT OF THE PLAN.

    The Board of Directors or Operating Committee of the Board of Directors of the Company may at any time suspend or terminate the Plan and may at any time or from time to time amend the Plan in such respects as the Board or the Operating Committee may deem advisable in order that the Plan shall conform to any change in the law, or in any other respect which the Board or the Operating Committee may deem to be in the best interest of the Company; provided, however, no such amendment of the Plan shall, without the approval of a majority of the voting power of the capital stock of the Company present or represented and entitled to vote at a duly constituted meeting of stockholders, (a) increase the maximum number of shares available for purchase under the Plan, except as provided in Paragraph 15 or (b) deny a participating employee the right to withdraw from the Plan and obtain the balance of any monies held in the participating employee's stock purchase account.

19.  NO IMPLIED RIGHTS OR OBLIGATIONS

    The Company, in establishing and maintaining this Plan as a voluntary and unilateral undertaking, expressly disavows the creation of any rights in participating employees or others claiming entitlements under the Plan or any obligations on the part of the Company, any subsidiary, the Trustee or the Committee, except as expressly provided herein.

20.  EMPLOYEES BASED OUTSIDE OF THE UNITED STATES

    Notwithstanding any provisions of the Plan to the contrary, in order to foster and promote achievement of the purposes of the Plan or to comply with provisions of laws or regulations in other countries in which the Company or a participating subsidiary operates or has employees, the Committee, in its sole discretion, shall have the power and authority to modify the eligibility for, and terms and conditions of, participation in the Plan by employees employed outside the United States and to establish subplans, modified Plan procedures and other terms and procedures consistent with Section 423(b) of the Code to the extent such actions are deemed necessary or desirable.

21.  EFFECTIVE DATE AND TERMINATION OF THE PLAN.

    (a) The effective date of the Plan shall be July 14, 1995.

    (b) Unless the Plan shall have been previously terminated by the Board, the Plan shall terminate on July 31, 1998. In any case, termination shall be deemed to be effective as of the close of business on the day of termination.

22.  GOVERNING LAW

    The Plan shall be construed in accordance with and governed by the laws of the State of Delaware.

           PROXY FOR ANNUAL MEETING OF STOCKHOLDERS -- JULY 14, 1995 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints J.R. BEYSTER, J.D. HEIPT and D.E. SCOTT, and each of them, with full power of substitution, as proxies to represent the undersigned and to vote all of the shares of Class A Common Stock and/or Class B Common Stock the undersigned is entitled to vote at the Annual Meeting of Stockholders of Science Applications International Corporation (the "Company") to be held in the Grand Ballroom of the Ritz-Carlton Hotel, 1700 Tysons Boulevard, McLean, Virginia, on Friday, July 14, 1995, at 10:00 A.M. (local time), and at any adjournment, postponement or continuation thereof, as indicated below.

    This proxy will be voted as directed. If this proxy card is properly signed and returned but no directions are specified, this proxy will be voted FOR the election of directors so as to elect the maximum number of the Board of Directors' nominees that may be elected by cumulative voting and FOR Proposals 2, 3 and 4. This proxy card, if properly executed and delivered in a timely manner, will revoke all prior proxies.

    1. Election of eight Class II Directors.
       / / FOR all  nominees listed  below  (EXCEPT AS  MARKED TO  THE  CONTRARY
           BELOW)

           INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through such nominee's name in the following list:

                         A.L. Alm, B.R. Inman, W.M. Layson, E.A. Straker, M.E. Trout, J.H. Warner, Jr., J.B. Wiesler and A.T. Young

     / / WITHHOLD AUTHORITY to vote for ALL nominees listed above.

    2. Proposal to approve the 1995 Stock Option Plan.
       / / FOR               / / AGAINST               / / ABSTAIN

    3. Proposal to approve the 1995 Employee Stock Purchase Plan.
       / / FOR               / / AGAINST               / / ABSTAIN

    4. Proposal   to  approve  the  appointment   of  Price  Waterhouse  LLP  as
       independent accountants for the fiscal year ending January 31, 1996.
       / / FOR               / / AGAINST               / / ABSTAIN

    5. In their discretion, on any other matters properly coming before the meeting and any adjournment, postponement or continuation thereof.

  PLEASE COMPLETE, DATE, SIGN AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE WHICH
                              REQUIRES NO POSTAGE.

                                        Dated __________, 1995

                                        ----------------------------------------
                                                       Signature

                                        ----------------------------------------
                                                       Signature

                                        Please  sign  EXACTLY as  name  or names
                                        appear hereon. When signing as attorney,
                                        executor,  trustee,   administrator   or
                                        guardian,  please give  your full title.
                                        If a corporate name, please sign in full
                                        corporate name  by  president  or  other
                                        authorized   officer.   If  partnership,
                                        please  sign  in  partnership  name   by
                                        authorized person.

  VOTING INSTRUCTION CARD FOR ANNUAL MEETING OF STOCKHOLDERS -- JULY 14, 1995 THIS VOTING INSTRUCTION CARD IS SOLICITED IN CONNECTION WITH THE SOLICITATION OF
                       PROXIES BY THE BOARD OF DIRECTORS.

    The undersigned hereby instructs the Trustee, State Street Bank and Trust Company and any successor, under the Cash or Deferred Arrangement, Employee Stock Ownership Plan ("ESOP") and Profit Sharing Retirement Plan of Science Applications International Corporation (the "Company") and the Syntonic Technology, Inc. Retirement Savings Plan (collectively, the "Plans") to vote all of the shares of Class A Common Stock and/or Class B Common Stock held for the undersigned's account in each of the Plans at the Annual Meeting of Stockholders of the Company to be held in the Grand Ballroom of the Ritz-Carlton Hotel, 1700 Tysons Boulevard, McLean, Virginia, on Friday, July 14, 1995, at 10:00 A.M. (local time), and at any adjournment, postponement or continuation thereof, as indicated below.

    Subject to certain restrictions imposed upon the Trustee by the fiduciary provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the shares of Class A Common Stock and/or Class B Common Stock to which this voting instruction card relates will be voted as directed. If this card is signed and returned but no instructions are indicated with respect to a particular item, the vote of such shares as to any such item will be deemed to have been directed, and such shares will be voted FOR the election of directors so as to elect the maximum number of the Board of Directors' nominees that may be elected by cumulative voting and FOR Proposals 2, 3 and 4. Subject to the fiduciary provisions of ERISA, all allocated shares of Class A Common Stock and/or Class B Common Stock held in the Plans (other than shares held in the TRASOP accounts of participants in the ESOP) as to which no voting instruction cards are received, together with all shares held in the Plans which have not yet been allocated to the accounts of participants, will be voted, on a plan-by-plan basis, in the same proportion as the shares held in each Plan for which voting instructions have been received are voted. Shares held in the TRASOP accounts of participants in the ESOP as to which no voting instruction cards are received will not be voted by the Trustee. This voting instruction card, if properly executed and delivered, will revoke all prior voting instruction cards.

    1. Election of eight Class II Directors.
       / / FOR all  nominees listed  below  (EXCEPT AS  MARKED TO  THE  CONTRARY
           BELOW)

           INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through such nominee's name in the following list:

                         A.L. Alm, B.R. Inman, W.M. Layson, E.A. Straker, M.E. Trout, J.H. Warner, Jr., J.B. Wiesler and A.T. Young

                         / / WITHHOLD AUTHORITY to vote for ALL nominees listed above.

    2. Proposal to approve the 1995 Stock Option Plan.

                  / / FOR           / / AGAINST           / / ABSTAIN

    3. Proposal to approve the 1995 Employee Stock Purchase Plan.

       / / FOR               / / AGAINST               / / ABSTAIN

    4. Proposal   to  approve  the  appointment   of  Price  Waterhouse  LLP  as
       independent accountants for the fiscal year ending January 31, 1996.

       / / FOR               / / AGAINST               / / ABSTAIN

    5. In their discretion, on any other matters properly coming before the meeting and any adjournment, postponement or continuation thereof.

    PLEASE COMPLETE, DATE, SIGN AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE. IN ORDER TO BE COUNTED, VOTING INSTRUCTION CARDS MUST BE RECEIVED BY THE PROXY COUNTER BY JULY 10, 1995.

                                        Dated __________, 1995

                                        ----------------------------------------
                                                       Signature

                                        Please sign  EXACTLY  as name  or  names
                                        appear hereon. When signing as attorney,
                                        executor,   trustee,   administrator  or
                                        guardian, please give your full title.